Exhibit 4.1


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                           [NAME OF ISSUING ENTITY],
                               as Issuing Entity,

                                      and

                          [NAME OF INDENTURE TRUSTEE],
                              as Indenture Trustee




                       __________________________________

                                   INDENTURE
                          DATED AS OF ________1, 200__



                               ASSET-BACKED NOTES
                      ASSET-BACKED VARIABLE FUNDING NOTES
                         ASSET-BACKED SUBORDINATE NOTES





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                                TABLE OF CONTENTS

                                                                            Page


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01   Definitions....................................................
Section 1.02   Incorporation by Reference of Trust Indenture Act..............
Section 1.03   Rules of Construction..........................................

                                   ARTICLE II

                           ORIGINAL ISSUANCE OF NOTES

Section 2.01   Form...........................................................
Section 2.02   Execution, Authentication and Delivery.........................

                                   ARTICLE III

                                    COVENANTS

Section 3.01   [Reserved.]....................................................
Section 3.02   Maintenance of Office or Agency................................
Section 3.03   Money for Payments To Be Held in Trust; Paying Agent...........
Section 3.04   Existence......................................................
Section 3.05   Payment of Principal and Interest; Defaulted Interest..........
Section 3.06   Protection of Trust Estate.....................................
Section 3.07   Opinions as to Trust Estate....................................
Section 3.08   Performance of Obligations; Sale and Servicing Agreement.......
Section 3.09   Negative Covenants.............................................
Section 3.10   Annual Statement as to Compliance..............................
Section 3.11   Recordation of Assignments.....................................
Section 3.12   Representations and Warranties Concerning the Mortgage Loans...
Section 3.13   Assignee of Record of the Mortgage Loans.......................
Section 3.14   Servicer as Agent and Bailee of the Indenture Trustee..........
Section 3.15   Investment Company Act.........................................
Section 3.16   Issuing Entity May Not Consolidate, etc........................
Section 3.17   Successor or Transferee........................................
Section 3.18   No Other Business..............................................
Section 3.19   No Borrowing...................................................
Section 3.20   Guarantees.....................................................
Section 3.21   Capital Expenditures...........................................
Section 3.22   Indenture Trustee Not Liable for Notes or Related Documents....
Section 3.23   Notice of Events of Default....................................
Section 3.24   Further Instruments and Acts...................................
Section 3.25   Statements to Noteholders......................................
Section 3.26   Allocation of Principal Payments to the Offered Notes and the
               Variable Funding Notes.........................................
Section 3.27   Reserved.......................................................
Section 3.28   Allocation of Losses on the Mortgage Loans.....................
Section 3.29   Additional Representations and Warranties of the Issuing Entity

                                   ARTICLE IV

                THE NOTES; SATISFACTION AND DISCHARGE OF INDENTUR

Section 4.01   The Notes......................................................
Section 4.02   Registration of and Limitations on Transfer and Exchange of
               Notes; Appointment of Certificate Registrar....................
Section 4.03   Mutilated, Destroyed, Lost or Stolen Notes.....................
Section 4.04   Persons Deemed Owners..........................................
Section 4.05   Cancellation...................................................
Section 4.06   Book-Entry Notes...............................................
Section 4.07   Notices to Depository..........................................
Section 4.08   Definitive Notes...............................................
Section 4.09   Tax Treatment..................................................
Section 4.10   Reserved.......................................................
Section 4.11   Satisfaction and Discharge of Indenture........................
Section 4.12   Application of Trust Money.....................................
Section 4.13   [Reserved.]....................................................
Section 4.14   Repayment of Monies Held by Paying Agent.......................
Section 4.15   Temporary Offered Notes........................................
Section 4.16   ERISA Treatment................................................

                                    ARTICLE V

                              DEFAULT AND REMEDIES

Section 5.01   Notification of Certain Events of Default......................
Section 5.02   Acceleration of Maturity; Rescission and Annulment.............
Section 5.03   Collection of Indebtedness and Suits for Enforcement by
               Indenture Trustee..............................................
Section 5.04   Remedies; Priorities...........................................
Section 5.05   Optional Preservation of the Trust Estate......................
Section 5.06   Limitation of Suits............................................
Section 5.07   Unconditional Right of Noteholders To Receive Principal and
               Interest.......................................................
Section 5.08   Restoration of Rights and Remedies.............................
Section 5.09   Rights and Remedies Cumulative.................................
Section 5.10   Delay or Omission Not a Waiver.................................
Section 5.11   Control by Noteholders.........................................
Section 5.12   Waiver of Past Defaults........................................
Section 5.13   Undertaking for Costs..........................................
Section 5.14   Waiver of Stay or Extension Laws...............................
Section 5.15   Sale of Trust Estate...........................................
Section 5.16   Action on Notes................................................
Section 5.17   Performance and Enforcement of Certain Obligations.............

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

Section 6.01   Duties of Indenture Trustee....................................
Section 6.02   Rights of Indenture Trustee....................................
Section 6.03   Individual Rights of Indenture Trustee.........................
Section 6.04   Indenture Trustee's Disclaimer.................................
Section 6.05   Notice of Event of Default.....................................
Section 6.06   Reports by Indenture Trustee to Noteholders....................
Section 6.07   Compensation...................................................
Section 6.08   Replacement of Indenture Trustee...............................
Section 6.09   Successor Indenture Trustee by Merger..........................
Section 6.10   Appointment of Co-Indenture Trustee or Separate Indenture
               Trustee........................................................
Section 6.11   Eligibility; Disqualification..................................
Section 6.12   Preferential Collection of Claims Against Issuing Entity.......
Section 6.13   Representations and Warranties.................................
Section 6.14   Directions to Indenture Trustee................................
Section 6.15   Conflicting Instructions.......................................

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

Section 7.01   Issuing Entity To Furnish Indenture Trustee Names and
               Addresses of Noteholders.......................................
Section 7.02   Preservation of Information; Communications to Noteholders.....
Section 7.03   Reports by Issuing Entity......................................
Section 7.04   Reports by Indenture Trustee...................................
Section 7.05   Reports Filed with Securities and Exchange Commission..........

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01   Collection of Money............................................
Section 8.02   [Reserved.]....................................................
Section 8.03   Officer's Certificate..........................................
Section 8.04   Termination upon Distribution to Noteholders...................
Section 8.05   Release of Trust Estate........................................
Section 8.06   Surrender of Notes upon Final Payment..........................

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 9.01   Supplemental Indentures Without Consent of Noteholders.........
Section 9.02   Supplemental Indentures With Consent of Noteholders............
Section 9.03   Execution of Supplemental Indentures...........................
Section 9.04   Effect of Supplemental Indenture...............................
Section 9.05   Conformity with Trust Indenture Act............................
Section 9.06   Reference in Notes to Supplemental Indentures..................

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.01  Compliance Certificates and Opinions, etc......................
Section 10.02  Form of Documents Delivered to Indenture Trustee...............
Section 10.03  Acts of Noteholders............................................
Section 10.04  Notices........................................................
Section 10.05  Notices to Noteholders; Waiver.................................
Section 10.06  Conflict with Trust Indenture Act..............................
Section 10.07  Effect of Headings.............................................
Section 10.08  Successors and Assigns.........................................
Section 10.09  Severability of Provisions.....................................
Section 10.10  [Reserved.]....................................................
Section 10.11  Legal Holidays.................................................
Section 10.12  Governing Law..................................................
Section 10.13  Counterparts...................................................
Section 10.14  Recording of Indenture.........................................
Section 10.15  Issuing Entity Obligation......................................
Section 10.16  No Petition....................................................
Section 10.17  Inspection.....................................................



Appendix A     Definitions
Exhibit A-1    Form of  Offered Senior Notes (includes Form of Class I-A
               Note, Class II-A Note and Class A-IO Note)
Exhibit A-2    Form of Offered Subordinate Notes (includes Form of Class
               M-1 Note, Class M-2 Note, Class
               B-1 Note and Class B-2 Note)
Exhibit A-3    Form of Non-Offered Senior Notes (includes Form of Variable
               Funding Note and Capped Funding Note)
Exhibit A-4    Form of Non-Offered Subordinate Notes (includes Form of Class
               X-1 Note, Class X-2A Note and Class X-2B Note)
Exhibit B      Form of Rider 144A Investment Representation
Exhibit C      Form of Investor Representation Letter
Exhibit D      Form of Transferor Representation Letter
Exhibit E      Form of Representation Letter
Exhibit F      Certificate of Non-Foreign Status
Exhibit G      Form of Back-Up Certification to Form 10-K Certificate
Exhibit H      Form 10-D, Form 8-K and Form 10-K Reporting Responsibility


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     This INDENTURE, dated as of ________1, 200__, is between [Name of Issuing
Entity] a [Delaware statutory trust], as issuing entity (the "Issuing Entity"), and [Name Of Indenture Trustee], as trustee (the "Indenture Trustee").

                                   WITNESSETH:

     Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuing Entity's Asset-Backed Notes, Series [200__-_] (the "Offered Notes"), the Holders of the Issuing Entity's Asset-Backed Variable Funding Notes, Series [200__-_] (the "Variable Funding Notes") and the Holders of the Issuing Entity's Asset-Backed Subordinate Notes, Series [200__-_] (the "Subordinate Notes" and, together with the Variable Funding Notes and the Offered Notes, the "Notes").

                                 GRANTING CLAUSE

     The Issuing Entity hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Noteholders, all of the Issuing Entity's right, title and interest, whether now existing or hereafter created, in and to
(i) the Mortgage Loans and all Additional Balances, (ii) all funds on deposit from time to time in the Collection Account and the Trustee Collection Account (in each case as defined in Appendix A hereto) and all proceeds thereof, (iii) the assignment of the Depositor's right, title and interest in the representations and warranties made by the Seller in the Mortgage Loan Purchase and Servicing Agreement and (iv) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided herein.

     The Indenture Trustee, as trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01 Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A attached hereto, which is incorporated by reference herein.

     Section 1.02 Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939, as amended (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the Notes.

     "indenture security holder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuing Entity and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

     Section 1.03 Rules of Construction.

     Unless the context otherwise requires, (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time; (iii) "or" includes "and/or"; (iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) the term "proceeds" has the meaning ascribed thereto in the UCC; (vii) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; and (viii) references to a Person are also to such Person's permitted successors and assigns.

                                   ARTICLE II

                           ORIGINAL ISSUANCE OF NOTES

     Section 2.01 Form.

     The Senior Notes (other than the Variable Funding Notes), the Subordinate Notes, the Variable Funding Notes (including the Capped Funding Notes) and the Non-Offered Subordinate Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibit A-1, A-2, A-3, and A-4, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of a Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face thereof.

     The Notes shall be typewritten, printed, lithographed or engraved, or produced by any combination of such methods (with or without steel engraved borders), all as determined by the Authorized Officers executing the same, as evidenced by their execution thereof.

     The terms of the Notes set forth in Exhibits A-1, A-2, A-3, and A-4 are part of the terms of this Indenture.

     Section 2.02 Execution, Authentication and Delivery.

     The Notes shall be executed on behalf of the Issuing Entity by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuing Entity shall bind the Issuing Entity, notwithstanding that such individuals or any of them shall have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Indenture Trustee shall upon the Issuing Entity's Request authenticate and deliver Offered Notes for original issuance in their Initial Class Note Balance or Notional Amount as of the Cut-Off Date and Variable Funding Notes for original issuance in an aggregate initial principal amount of zero. Notwithstanding the foregoing, (i) at any time the Variable Funding Balance may not exceed the Maximum Variable Funding Balance, and (ii) the Variable Funding Balance may not increase more than $[100,000] in any month unless the Indenture Trustee receives an Opinion of Counsel to the effect that such increase will not have any material adverse tax consequences to the Trust.

     Each Note shall be dated the date of its authentication. The Notes, other than the Class [A-IO] Notes, shall be issuable as registered Notes in minimum initial Note Balances of $1,000 and in integral multiples of $1 in excess thereof. The Class [A-IO] Notes shall be issuable as registered Notes in minimum percentage interests of 5% and in integral multiples of 5% in excess thereof.

     Each Variable Funding Note shall be initially issued with a Variable Funding Balance of $0 or, if applicable, with a Variable Funding Balance in an amount equal to the sum of the Additional Balance Differential for the Collection Period relating to the Payment Date following the date of issuance of such Variable Funding Note pursuant to Section 4.01.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                  ARTICLE III

                                    COVENANTS

     Section 3.01 [Reserved.]

     Section 3.02 Maintenance of Office or Agency.

     The Issuing Entity shall maintain an office or agency where, subject to the satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuing Entity in respect of the Notes and this Indenture may be served. The Issuing Entity hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuing Entity shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuing Entity hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     Section 3.03......Money for Payments To Be Held in Trust; Paying Agent.

     All payments of amounts due and payable with respect to any Notes pursuant to Section 3.05 shall be made on behalf of the Issuing Entity by the Indenture Trustee or the Paying Agent, and no amounts shall be paid to the Issuing Entity except as provided in this Section. The Indenture Trustee shall initially be the Paying Agent.

     The Issuing Entity shall cause each Paying Agent (other than the Indenture Trustee) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and as Paying Agent, the Indenture Trustee hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

     (b) give the Indenture Trustee written notice of any default by the Issuing Entity of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

     (c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

     (d) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for payments in respect of the Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

     (e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

     (f) deliver to the Indenture Trustee a copy of the statement to Noteholders prepared with respect to each Payment Date pursuant to Section 4.01 of the Sale and Servicing Agreement.

     The Issuing Entity may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuing Entity Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuing Entity on Issuing Entity Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuing Entity for payment thereof (but only to the extent of the amounts so paid to the Issuing Entity), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuing Entity cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuing Entity. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuing Entity, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders the Notes of which have been called but have not been surrendered for redemption or the right of which to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or any Paying Agent, at the last address of record for each such Holder).

     Section 3.04 Existence.

     The Issuing Entity shall keep in full force and effect its existence, rights and franchises as a statutory trust under the laws of the State of [Delaware] (unless it becomes, or any successor Issuing Entity hereunder is or becomes, organized under the laws of any other State or of the United

     States of America, in which case the Issuing Entity shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05 Payment of Principal and Interest; Defaulted Interest.

     (a) On each Payment Date (other than a Payment Date after an Event of Default and an acceleration of the Notes), from amounts on deposit in the Trustee Collection Account resulting from Interest Collections and Principal Collections with respect to the Mortgage Loans (after the Indenture Trustee has removed any investment earnings to be retained by it pursuant to Section 6.07 or paid to the Depositor pursuant to Section 5.03 of the Sale and Servicing Agreement), minus the Indenture Trustee Fee payable to the Indenture Trustee for such Payment Date and any permitted expenses reimbursable to the Indenture Trustee pursuant to Section 6.07, the Indenture Trustee shall apply the following amounts in the following order of priority, in accordance with the Report to Noteholders:

          first, to pay the accrued and unpaid interest due on the Note Balances (or Variable Funding Balance in the case of the Variable Funding Notes) of the Notes and the notional balance of the Class [A-IO] Notes at their respective Note Rates, in the following order:

               (A) to the Senior Notes on a pro rata basis in accordance with the amount of accrued interest due thereon;

               (B) to the Class M-1 notes;

               (C) to the Class M-2 notes;

               (D) to the Class B-1 notes; and

               (E) to the Class B-2 notes;

          second, to pay as principal on the Notes (other than the Class [A-IO] Notes), in an amount equal to the Principal Collection Distribution Amount, in the following order:

               (A) to the Senior Notes, in the order specified in Section 3.26(a) and (b), until their aggregate Note Balance has been reduced to the Senior Optimal Principal Balance;

               (B) to the Class M-1 Notes, until the Note Balance thereof has been reduced to the Class M-1 Optimal Balance;

               (C) to the Class M-2 Notes, until the Note Balance thereof has been reduced to the Class M-2 Optimal Balance;

               (D) to the Class B-1 Notes, until the Note Balance thereof has been reduced to the Class B-1 Optimal Balance;

               (E) to the Class B-2 Notes, until the Note Balance thereof has been reduced to the Class B-2 Optimal Balance;

          third, to pay as principal on the Senior Notes, in the order specified in Section 3.26(a) and (b), until their aggregate Note Balance has been reduced to the Senior Optimal Principal Balance, an amount equal to the Liquidation Loss Distribution Amount;

          fourth, to pay as principal on the Class M-1 Notes, until the Note Balance thereof has been reduced to the Class M-1 Optimal Balance, an amount equal to the Liquidation Loss Distribution Amount, to the extent not distributed to the holders of the Senior Notes under clause third above;

          fifth, to pay as principal on the Class M-2 Notes, until the Note Balance thereof has been reduced to the Class M-2 Optimal Balance, an amount equal to the Liquidation Loss Distribution Amount, to the extent not distributed to the holders of the Senior Notes or the Class M-1 Notes under clause third and fourth above respectively;

          sixth, to pay as principal on the Class B-1 Notes, until the Note Balance thereof has been reduced to the Class B-1 Optimal Balance, an amount equal to the Liquidation Loss Distribution Amount, to the extent not distributed to the holders of the Senior Notes, the Class M-1 Notes or the Class M-2 Notes under clauses third, fourth and fifth above, respectively;

          seventh, to pay as principal on the Class B-2 Notes, until the Note Balance thereof has been reduced to the Class B-2 Optimal Balance, an amount equal to the Liquidation Loss Distribution Amount, to the extent not distributed to the holders of the Senior Notes, the Class M-1 Notes, the Class M-2 Notes or the Class B-1 Notes under clauses third, fourth, fifth and sixth above, respectively;

          eighth, to pay as principal on the Senior Notes, in the order specified in Section 3.26(a) and (b), until their aggregate Note Balance has been reduced to the Senior Optimal Principal Balance, an amount equal to the Overcollateralization Increase Amount (up to the Overcollateralization Funding Amount);

          ninth, to pay as principal on the Class M-1 Notes, until the Note Balance thereof has been reduced to the Class M-1 Optimal Principal Balance, an amount equal to the Overcollateralization Increase Amount (up to the Overcollateralization Funding Amount, less any portion thereof applied under clause eighth above), to the extent not distributed to the holders of the Senior Notes under clause eighth above;

          tenth, to pay as principal on the Class M-2 Notes, until the Note Balance thereof has been reduced to the Class M-2 Optimal Principal Balance, an amount equal to the Overcollateralization Increase Amount (up to the Overcollateralization Funding Amount, less any portion thereof applied under clauses eighth or ninth above), to the extent not distributed to the holders of the Senior Notes or the Class M-1 Notes under clauses eighth or ninth above respectively;

          eleventh, to pay as principal on the Class B-1 Notes, until the Note Balance thereof has been reduced to the Class B-1 Optimal Principal Balance, an amount equal to the Overcollateralization Increase Amount (up to the Overcollateralization Funding Amount, less any portion thereof applied under clauses eighth, ninth or tenth above), to the extent not distributed to the holders of the Senior Notes, the Class M-1 Notes or the Class M-2 Notes under clauses eighth, ninth or tenth above;

          twelfth, to pay as principal on the Class B-2 Notes, until the Note Balance thereof has been reduced to the Class B-2 Optimal Principal Balance, an amount equal to the Overcollateralization Increase Amount (up to the Overcollateralization Funding Amount, less any portion thereof applied under clauses eighth, ninth, tenth or eleventh above), to the extent not distributed to the holders of the Senior Notes, the Class M Notes, or the Class B-1 Notes under clauses eighth, ninth, tenth or eleventh above;

          thirteenth, to pay the Indenture Trustee, the Administrator, the Servicer and the Owner Trustee any unpaid expenses and other reimbursable amounts owed to them;

          fourteenth, to pay any unpaid Interest Carry-Forward Amounts, together with interest thereon, in the following order:

               (A) to the Senior Notes on a pro rata basis in accordance with the amount of any unpaid Interest Carry-Forward Amounts;

               (B) to the Class M-1 Notes;

               (C) to the Class M-2 Notes;

               (D) to the Class B-1 Notes; and

               (E) to the Class B-2 Notes; and

          fifteenth, any remaining amounts to the holders of the Non-Offered Subordinate Notes and the Certificates in the proportions and priorities set forth in Section 3.26(d).

provided, however, that the foregoing is also subject to the allocation rules and priorities set forth in Sections 3.26 and 3.28.

     Notwithstanding the foregoing, on the applicable Legal Final Payment Date of the Offered Notes (other than the [Class A-IO Notes]) and the Variable Funding Notes, the amounts to be paid pursuant to clause second above shall be equal to the sum of the Offered Note Balance of the applicable Class or Classes of Offered Notes and the Variable Funding Balance of the Variable Funding Notes immediately prior to such Payment Date.

     In the event that any withholding tax is imposed on distributions (or allocations of income) to a Holder of a Note or Certificate, such tax shall reduce the amount otherwise distributable to such Holder in accordance with this
Section 3.05. The Indenture Trustee is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Holders of the Notes or Certificates sufficient funds for the payment of any tax that is legally owed by the Issuing Entity; provided, that such authorization shall not prevent the Indenture Trustee from contesting any such tax in appropriate Proceedings and withholding payment thereof, if permitted by law, pending the outcome of such Proceedings. The amount of any withholding tax imposed with respect to a Holder of a Note or Certificate shall be treated as cash distributed to such Holder at the time it is withheld by the Indenture Trustee and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Indenture Trustee may in its sole discretion withhold such amounts in accordance with this paragraph.

     Amounts paid to Noteholders shall be paid in respect of the Offered Notes, the Variable Funding Notes or the Non-Offered Subordinate Notes, as the case may be, in accordance with the applicable percentage as set forth in paragraph (b) below. Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Issuing Entity on the applicable Payment Date shall be paid to the Holder of record thereof on the immediately preceding Record Date by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee, or by check or money order mailed to the address of such Noteholder reflected in the Note Register, in the amount required to be distributed to such Holder on such Payment Date pursuant to such Holder's Notes; provided, that the Indenture Trustee shall not pay to any such Holder any amounts required to be withheld from a payment to such Holder by the Code.

     (b) Principal of each Note (other than the Class [A-IO] Notes) shall be due and payable in full on the Legal Final Payment Date for the related Class of Notes as provided in the applicable form of Note set forth in Exhibits A-1, A-2, A-3, and A-4. All principal payments on the Offered Notes and the Variable Funding Notes shall be made pro rata to the Class of Noteholders entitled thereto in accordance with the related Percentage Interests represented thereby. Upon written notice to the Indenture Trustee by the Issuing Entity, the Indenture Trustee shall notify the Person in the name of which a Note is registered at the close of business on the Record Date preceding the related Legal Final Payment Date. Such notice shall be mailed no later than five Business Days prior to the related Legal Final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the related Legal Final Payment Date will be payable only upon presentation and surrender of such Note, and shall specify the place where such Note may be presented and surrendered for such final payment.

     Section 3.06 Protection of Trust Estate.

     (a) The Issuing Entity shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

          (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

          (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iii) cause the Trust to enforce any of the Mortgage Loans; or

          (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders therein against the claims of all Persons and parties.

     (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or that is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.07(a), if no Opinion of Counsel shall have yet been delivered pursuant to Section 3.07(b)), unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the Lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

     The Issuing Entity hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section.

     Section 3.07 Opinions as to Trust Estate.

     (a) On the Closing Date, the Issuing Entity shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel, at the expense of the Issuing Entity, stating that (i) in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the Lien and security interest in the Mortgage Loans and reciting the details of such action, or (ii) in the opinion of such counsel, no such action is necessary to make such Lien and security interest effective.

     (b) On or before December 31st of each calendar year, commencing in 200__, the Issuing Entity shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuing Entity stating that (i) in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the Lien and security interest in the Mortgage Loans and reciting the details of such action or (ii) in the opinion of such counsel, no such action is necessary to maintain such Lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the Lien and security interest in the Mortgage Loans until December 31 of the following calendar year.

     Section 3.08 Performance of Obligations; Sale and Servicing Agreement.

     (a) The Issuing Entity shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and the instruments and agreements included in the Trust Estate.

     (b) The Issuing Entity may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuing Entity shall be deemed to be action taken by the Issuing Entity.

     (c) The Issuing Entity shall not take any action or permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any document relating to the Mortgage Loans (including the Mortgage Documents and the Related Documents) or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document or any such instrument, except such actions as the Servicer is expressly permitted to take in the Sale and Servicing Agreement.

     (d) The Issuing Entity may enter into contracts with other Persons for the performance of the Issuing Entity's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuing Entity.

     Section 3.09 Negative Covenants.

     So long as any Notes are Outstanding, the Issuing Entity shall not:

     (a) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

     (b) claim any credit on or make any deduction from the principal or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

     (c) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture, except as may be expressly permitted hereby, permit any Lien (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate, any part thereof, any interest therein or any proceeds thereof or permit the Lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

     (d) impair or cause to be impaired the Issuing Entity's interest in the Mortgage Loans, the Mortgage Loan Purchase and Servicing Agreement or in any other Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

     Section 3.10 Annual Statement as to Compliance.

     The Issuing Entity shall deliver to the Indenture Trustee, on or before March 15 of each year (commencing with 200__), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

     (a) a review of the activities of the Issuing Entity during such year (or from the Closing Date in the case of the first such Certificate) and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

     (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuing Entity has complied with all conditions and covenants under this Indenture and the Trust Agreement throughout such year (or from the Closing Date in the case of the first such Certificate) or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 3.11 Recordation of Assignments.

     The Issuing Entity shall enforce the obligation of the Servicer under
Section 3.13 of the Sale and Servicing Agreement to submit or cause to be submitted for recording Assignments of Mortgages in accordance with such Section.

     Section 3.12 Representations and Warranties Concerning the Mortgage Loans.

     The Indenture Trustee, as pledgee of the Mortgage Loans, shall have the benefit of the representations and warranties of the Seller in Sections 7.01 and
7.02 of the Mortgage Loan Purchase and Servicing Agreement, assigned to the Issuing Entity in Section 2.01 of the Sale and Servicing Agreement and restated by the Seller in Section 2.07 of the Sale and Servicing Agreement, concerning the Mortgage Loans, including without limitation the right to enforce the remedies against the Seller and the Depositor provided in Sections 7.03 and
12.01 of the Mortgage Loan Purchase and Servicing Agreement and Section 2.08 of the Sale and Servicing Agreement to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

     Section 3.13 Assignee of Record of the Mortgage Loans.

     As pledgee of the Mortgage Loans, the Indenture Trustee shall hold record title to the Mortgage Loans by being named as payee in the endorsements of the Mortgage Notes and assignee in the Assignments of Mortgage recorded to the extent required by Section 3.13 of the Sale and Servicing Agreement. Except as expressly provided in the Mortgage Loan Purchase and Servicing Agreement or the Sale and Servicing Agreement with respect to any Mortgage Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer record title to such Mortgage Loan until such time as the remaining Trust Estate, or any portion thereof, may be released pursuant to Section 8.05 hereof.

     Section 3.14 Servicer as Agent and Bailee of the Indenture Trustee.

     Solely for purposes of perfection under Section 9-313 of the UCC or other similar applicable law, rule or regulation of the State in which such property is held by the Servicer, the Indenture Trustee hereby acknowledges that the Master Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Collection Account pursuant to Section 3.04 and Section 5.02 of the Sale and Servicing Agreement that are allocable to the Mortgage Loans, as well as the agent and bailee of the Indenture Trustee in holding any Related Documents released to the Servicer pursuant to Section 3.09 of the Sale and Servicing Agreement, and any other items constituting a part of the Trust Estate that from time to time come into the possession of the Master Servicer. It is intended that, by the Master Servicer's acceptance of such agency pursuant to Section 3.01 of the Sale and Servicing Agreement, the Indenture Trustee, as pledgee of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-313 of the UCC of the State in which such property is held by the Servicer.

     Section 3.15 Investment Company Act.

     The Issuing Entity shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, that the Issuing Entity shall be in compliance with this Section if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

     Section 3.16 Issuing Entity May Not Consolidate, etc.

     (a) The Issuing Entity shall not consolidate or merge with or into any other Person, unless:

          (i) the Person (if other than the Issuing Entity) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on the Notes, and to the Certificate Paying Agent, on behalf of the Certificateholders, and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuing Entity to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

          (iii) each Rating Agency shall have notified the Issuing Entity that such transaction will not cause a Rating Event;

          (iv) the Issuing Entity shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuing Entity, any Noteholder or any Certificateholder;

          (v) any action that is necessary to maintain the Lien and security interest created by this Indenture shall have been taken; and

          (vi) the Issuing Entity shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     (b) The Issuing Entity shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

          (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuing Entity the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuing Entity to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Noteholders, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuing Entity from and against any loss, liability or expense arising under or relating to this Indenture or the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) each Rating Agency shall have notified the Issuing Entity that such transaction will not cause a Rating Event;

          (iv) the Issuing Entity shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuing Entity or any Senior Noteholder;

          (v) any action that is necessary to maintain the Lien and security interest created by this Indenture shall have been taken; and

          (vi) the Issuing Entity shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     Section 3.17 Successor or Transferee.

     (a) Upon any consolidation or merger of the Issuing Entity in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuing Entity) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuing Entity under this Indenture with the same effect as if such Person had been named as the Issuing Entity herein.

     (b) Upon a conveyance or transfer of all the assets and properties of the Issuing Entity pursuant to Section 3.16(b), the Issuing Entity will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuing Entity with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

     Section 3.18 No Other Business.

     The Issuing Entity shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans, the issuance of the Notes and the Certificate in the manner contemplated by this Indenture and the other Basic Documents and all activities incidental thereto.

     Section 3.19 No Borrowing.

The Issuing Entity shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness, except for the Notes.

     Section 3.20 Guarantees.

     Except as contemplated by this Indenture or the other Basic Documents, the Issuing Entity shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any Person.

     Section 3.21 Capital Expenditures.

     The Issuing Entity shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     Section 3.22 Indenture Trustee Not Liable for Notes or Related Documents.

     The recitals contained herein shall be taken as the statements of the Depositor, and the Indenture Trustee assumes no responsibility for the correctness thereof. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture, of any other Basic Document or of the Notes (other than the signatures of the Indenture Trustee on the authentication of the Notes) or of any other documents relating thereto. The Indenture Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Noteholders under this Indenture, including the compliance by the Depositor or the Seller with any representation or warranty made under any Basic Document or in any related document or the accuracy of any such representation or warranty, or any action of the Paying Agent or the Note Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

     Section 3.23 Notice of Events of Default.

     The Issuing Entity shall give the Indenture Trustee, the Administrator and each Rating Agency prompt written notice of each Event of Default hereunder.

     Section 3.24 Further Instruments and Acts.

     Upon request of the Indenture Trustee, the Issuing Entity shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     Section 3.25 Statements to Noteholders.

     On each Payment Date, the Indenture Trustee will make the Report to Noteholders (and, at its option, any additional files containing the same information in alternative format) available to Noteholders, the Depositor and the Issuing Entity via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at www.ctslink.com. Assistance in using the website can be obtained by calling the Trustee's customer service desk at (___) ___-____. Persons that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Indenture Trustee shall have the right to change the way Report to Noteholders are distributed in order to make such distribution more convenient and/or more accessible to the above Persons, and the Indenture Trustee shall provide timely and adequate notification to all above Persons regarding any such changes.

     Section 3.26 Allocation of Principal Payments to the Offered Notes and the Variable Funding Notes.

     (a) All principal payments made to the holders of the Senior Notes (other than the Class [A-IO] Notes) on each Payment Date from whatever source with respect to the Principal Collection Distribution Amount, the Liquidation Loss Amount and the Overcollateralization Increase Amount shall be distributed concurrently to: (a) the Class [I-A] Notes and (b) the [Group II] Notes in the aggregate, in each case in proportion to the percentage of the Principal Collections (net of Principal Collections from [Group II] used to purchase any Additional Balances) derived from the related Loan Group (with respect to which any related Notes are outstanding) for that Payment Date, until the Note Balances of the Class [I-A] Notes and the [Group II] notes in the aggregate have been reduced to zero. After the Note Balances of either the Class [I-A] Notes or the [Group II] Notes in the aggregate have been reduced to zero, all principal payments allocated to the Senior Notes of such Group shall be distributed to the remaining class or classes of Senior Notes of the other Group in reduction of the Note Balance or Balances thereof.

     (b) Payments of principal that are allocated to the [Group II] Notes will be paid to the Class [II-A] Notes and the Variable Funding Notes pro rata based on the outstanding Note Balance or Variable Funding Balance, as applicable, thereof until paid in full.

     (c) Any provision in this Agreement to the contrary notwithstanding, until the Step-down Date, no principal payments shall be distributed to the Subordinate Notes unless the Note Balances of all of the Senior Notes have been reduced to zero. In addition, if on any Payment Date the Loss and Delinquency Tests are not satisfied, amounts otherwise payable to the Subordinate Notes with respect to principal shall be paid to the Senior Notes, and the Subordinate Notes shall receive no distributions of principal on that Payment Date.

     (d) Payments to the holders of the Non-Offered Subordinate Notes and Certificates on each Payment Date will be equal to the amount of remaining funds in the Trustee Collection Account under clause fifteenth of Section 3.05(a). Payment of such aggregate amount on each Payment Date will be made to the Holder of the Non-Offered Subordinate Notes as follows: first, to the Class X-1 Notes, solely as a payment of principal, until the Class X-1 Note Balance has been reduced to $0, and thereafter, to the Class [X-2A] and Class [X-2B] Notes in the proportion of [25%] and [75%], respectively, of the aggregate amount to be paid on each Payment Date. No payment of any portion of such aggregate amount will be made to the Holder of the Certificate on any Payment Date.

     Section 3.27 Reserved.

     Section 3.28 Allocation of Losses on the Mortgage Loans.

     On each Payment Date, the amount of Liquidation Loss Amounts incurred on the Mortgage Loans in the related Collection Period that were not distributed pursuant to clauses third, fourth, fifth, sixth or seventh of Sections 3.05(a) will be applied as follows:

     FIRST, to reduce any Overcollateralization Amount (after allocation of Principal Collections and Interest Collections on the Mortgage Loans for such Payment Date) until such amount has been reduced to $0;

     SECOND, to reduce the Note Balance of the Class B-2 Notes, until the outstanding Note Balance thereof has been reduced to $0;

     THIRD, to reduce the Note Balance of the Class B-1 Notes, until the outstanding Note Balance thereof has been reduced to $0;

     FOURTH, to reduce the Note Balance of the Class M-2 Notes, until the outstanding Note Balance thereof has been reduced to $0;

     FIFTH, to reduce the Note Balance of the Class M-1 Notes, until the outstanding Note Balance thereof has been reduced to $0; and

     SIXTH, to reduce the Note Balance of the Senior Notes until the outstanding Note Balances thereof have been reduced to zero.

Any such Liquidation Loss Amounts allocated to Senior Notes (other than the Class [A-IO] Notes) shall be allocated to the Senior Notes on a pro rata basis. The reduction of the Note Balance of any Class of Notes by application of Liquidation Loss Amounts as described above shall entitle such Class to reimbursement for such amount, with interest thereon, in accordance with Section 3.05(a) as a distribution of the Liquidation Loss Distribution Amount (but without double counting for any prior distribution of Liquidation Loss Distribution Amounts to such Class covering such loss amounts). Payment of that reimbursement amount will not further reduce the Note Balance of the applicable Class of Subordinate Notes. Notwithstanding any provision of this section to the contrary, after the Note Balance of any Class has been reduced to $0, that Class will no longer be entitled to distributions.

     Section 3.29 Additional Representations and Warranties of the Issuing
Entity.

     This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Loans in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuing Entity. The Mortgage Loans constitute "instruments" or "accounts" within the meaning of the applicable UCC. The Issuing Entity owns and has good and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person. All original executed copies of each Mortgage Note (or a "lost note affidavit" in lieu thereof) that constitute or evidence the Mortgage Loans have been delivered to the Indenture Trustee. The Issuing Entity has caused or will have caused, within ten days following the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Indenture Trustee hereunder. Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuing Entity has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Issuing Entity has not authorized the filing of and is not aware of any financing statements against the Issuing Entity that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuing Entity is not aware of any judgment or tax lien filings against the Issuing Entity. None of the Mortgage Notes that constitute or evidence the Mortgage Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee. The foregoing representations and warranties shall survive the discharge of this Indenture.

                                   ARTICLE IV

               THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

     Section 4.01 The Notes.

     (a) The Offered Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners shall hold interests in the Offered Notes through the book-entry facilities of the Depository in minimum initial Note Balances (or Notional Balances in the case of the Class A-IO Notes) of $1,000 and integral multiples of $1 in excess thereof. The Capped Funding Notes shall be issued as physical notes in fully registered form in minimum initial Capped Funding Balances of $10,000 and integral multiples of $1,000 in excess thereof, together with any additional amount necessary to cover (i) the aggregate Variable Funding Balance of the Variable Funding Notes at the time of the denominational exchange thereof or (ii) the aggregate Capped Funding Balance of any Capped Funding Notes issued in an exchange described in paragraph (d) below. The Variable Funding Balance of the Variable Funding Notes at the time of such exchange shall be the initial Capped Funding Balance of the Capped Funding Notes issued in exchange therefor.

     The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Offered Notes for the purposes of exercising the rights of Offered Noteholders hereunder. Except as provided in the next succeeding paragraph, the rights of Beneficial Owners with respect to the Offered Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Offered Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Offered Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Offered Noteholders and give notice to the Depository of such Record Date. Without the consent of the Issuing Entity and the Indenture Trustee, the Depository may not transfer any Offered Note except to a successor Depository that agrees to hold such Offered Note for the account of the Beneficial Owners.

     In the event that The Depository Trust Company resigns or is removed as Depository, the Indenture Trustee, with the approval of the Issuing Entity, may appoint a successor Depository. If no successor Depository has been appointed within 30 days after the effective date of the predecessor Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Offered Notes it beneficially owns in the manner prescribed in
Section 4.08.

     The Owner Trustee (not in its individual capacity but solely as Owner Trustee), shall, on original issue, execute the Offered Notes on behalf of the Issuing Entity, and the Indenture Trustee shall authenticate and deliver the Notes to or upon the order of the Issuing Entity.

     (b) On each Payment Date, the aggregate Variable Funding Balance of the Variable Funding Notes shall be increased by an amount equal to the Additional Balance Differential for such Payment Date, subject to the terms and conditions set forth below. The aggregate Variable Funding Balance of the Variable Funding Notes, including the Capped Funding Balance of the Capped Funding Notes, shall not exceed the Maximum Variable Funding Balance, and may not increase by more than $100,000 in any month unless the Indenture Trustee receives an Opinion of Counsel to the effect that such increase will not have any material adverse tax consequences to the Trust.

     (c) The Variable Funding Note issued on the Closing Date shall bear the Designation "VFN-1", and each Variable Funding Note issued thereafter shall bear sequential numerical designations in the order of their issuance.

     (d) Subject to the following conditions, the Variable Funding Notes may be exchanged pursuant to Section 4.02 for one or more Capped Funding Notes. Prior to any such exchange, the party requesting the exchange must provide an Opinion of Counsel, addressed to the Issuing Entity and the Indenture Trustee, to the effect that the Capped Funding Notes shall qualify for federal income tax purposes as indebtedness of the Issuing Entity and neither the Issuing Entity nor any portion thereof will be characterized as a taxable mortgage pool within the meaning of Section 7701(i) of the Code. Upon receipt of the Opinion of Counsel, the Indenture Trustee shall issue Capped Funding Notes with a Capped Funding Balance equal to the Capped Funding Balance permitted under such Opinion of Counsel, in minimum denominations as set forth in paragraph (a) above. The Capped Funding Notes shall bear the designation "Capped" in addition to any other applicable designation. The Capped Funding Notes shall be issued concurrently with a reduction in the aggregate Variable Funding Balance. Any Variable Funding Balance not represented by a Capped Funding Note shall result in the issuance of a new Variable Funding Note having an initial Variable Funding Balance equal to the excess of the outstanding Variable Funding Balance of the Variable Funding Note so surrendered over the initial Capped Funding Balances of the Capped Funding Notes. The Indenture Trustee and the Issuing Entity agree to cooperate with each other, the party requesting the exchange of Variable Funding Notes for Capped Funding Notes and the Depositor, the Seller and the Owner Trustee, and to cause no unreasonable delay in issuing Capped Funding Notes in connection with this Section.

     Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar.

     The Issuing Entity shall cause to be kept at the Corporate Trust Office of the Indenture Trustee a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

     Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Indenture Trustee, the Issuing Entity shall execute, and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances.

     No transfer of a Non-Offered Subordinate Note shall be permitted, and no such transfer shall be registered in the Note Register or be effective hereunder, unless evidenced by an Opinion of Counsel that establishes that such transfer and the registration of such transfer will not cause the Issuing Entity, or any portion thereof, to be characterized as an association (or a publicly traded partnership) taxable as a corporation either by having more than 100 holders of the Certificates and the Non-Offered Subordinate Notes at any time during the taxable year of the Issuing Entity or otherwise, a corporation or a taxable mortgage pool for federal income tax purposes.

     No Non-Offered Subordinate Note or any interest therein (the "Transferred Note or Interest") may be transferred unless all of the Non-Offered Subordinate Notes and all interests therein are transferred together with the Transferred Note or Interest. Any purported transfers in violation of this provision shall be void.

     In addition, no transfer, sale, assignment, pledge or other disposition of a Non-Offered Subordinate Note shall be made unless the proposed transferee executes a representation letter substantially in the form of Exhibit E, that
(i) such transferee is acquiring the Non-Offered Subordinate Note for its own behalf and is not acting as agent or custodian for any other Person or entity in connection with such acquisition, (ii) if such transferee is a partnership, grantor trust or S corporation for federal income tax purposes, Non-Offered Subordinate Notes represent not more than 50% of the assets of the partnership, grantor trust or S corporation, (iii) such transferee agrees to be bound by the Indenture and (iv) such transferee will not (x) incur indebtedness secured by Non-Offered Subordinate Notes where payments on such indebtedness bear a relationship to payments on either the Mortgage Loans in Group II or the Mortgage Loans as a whole within the meaning of Treasury Regulations Section 301.7701(i)-1(f) or (y) use a partnership, trust or other entity to indirectly achieve the result described in clause (x).

     Except as described below, each holder of Non-Offered Subordinate Notes shall establish its non-foreign status by submitting to the Owner Trustee and the Indenture Trustee an IRS Form W-9 and the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F).

     A Non-Offered Subordinate Note may be transferred to a Person unable to establish its non-foreign status as described in the preceding paragraph only if such Person provides an Opinion of Counsel to the Depositor, the Owner Trustee and the Indenture Trustee, which Opinion of Counsel shall not be an expense of the Trust, the Depositor, the Owner Trustee or the Indenture Trustee, satisfactory to the Owner Trustee and the Indenture Trustee, that such transfer
(i) will not affect the federal income tax status of the Trust or any portion thereof and (ii) will not adversely affect the interests of any Certificateholder or Noteholder, including as a result of the imposition of any federal withholding taxes on the Trust (except to the extent that such withholding taxes would be payable solely from amounts otherwise distributable to the Non-Offered Subordinate Notes of the prospective transferee). If such transfer occurs and such foreign Person becomes subject to such federal withholding taxes, any such taxes will be withheld by the Indenture Trustee. Each holder of Non-Offered Subordinate Notes unable to establish its non-foreign status shall submit to the Indenture Trustee a properly completed copy of the type of Form W-8 that the Indenture Trustee shall reasonably request and shall resubmit such form every three years or with the frequency as required by then-applicable regulations.

     No Variable Funding Note, other than any Capped Funding Note, may be transferred. Subject to the provisions set forth below, Capped Funding Notes may be transferred; provided, that with respect to the initial transfer thereof by the Seller, prior written notification of such transfer shall have been given to each Rating Agency by the Seller.

     No transfer, sale, pledge or other disposition of a Capped Funding Note shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act, and any applicable state securities laws, or is made in accordance with the Securities Act and such state laws. In the event of any such transfer, the Indenture Trustee or the Issuing Entity shall require the transferee to execute either (i) an investment letter in substantially the form attached hereto as Exhibit B (or in such form reasonably satisfactory to the Indenture Trustee and the Issuing Entity), which investment letters shall not be an expense of the Issuing Entity, the Owner Trustee, the Indenture Trustee or the Depositor, and which investment letter shall state that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or for the accounts of other "qualified institutional buyers" as defined under Rule 144A, and is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A or
(ii) a written Opinion of Counsel (who may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee and the Issuing Entity that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and such state laws or is being made pursuant to the Securities Act and such state laws, which Opinion of Counsel shall not be an expense of the Issuing Entity, the Owner Trustee, the Indenture Trustee or the Depositor, and the Indenture Trustee shall require the transferee to execute an investment letter in substantially the form of Exhibit C hereto, and the transferor shall execute a representation letter, substantially in the form of Exhibit D hereto, acceptable to and in form and substance reasonably satisfactory to the Issuing Entity and the Indenture Trustee certifying to the Issuing Entity and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuing Entity. The Holder of a Capped Funding Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee and the Issuing Entity against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal or state laws. Notwithstanding the foregoing, the restriction of transfer specified in this paragraph is not applicable to any Capped Funding Notes that have been registered under the Securities Act.

     Subject to the foregoing, at the option of the related Noteholders, Notes may be exchanged for other Notes of like tenor and Class, in each case, in authorized initial Note Balances evidencing the same aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee, as Note Registrar. With respect to any surrender of Capped Funding Notes for exchange, the new Capped Funding Notes delivered in exchange therefore shall bear the designation "Capped" in addition to any other applicable designation. Whenever any Notes are so surrendered for exchange, the Indenture Trustee shall execute, and the Note Registrar shall authenticate and deliver, the Notes that the Noteholder making such exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company. Notes delivered upon any such transfer or exchange shall evidence the same obligations, and shall be entitled to the same rights and privileges, as the Notes surrendered.

     No service charge shall be made for any registration of transfer or exchange of any Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such registration of transfer or exchange. All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

     The Issuing Entity hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.08 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to
Section 3.04 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment.

     Section 4.03 Mutilated, Destroyed, Lost or Stolen Notes.

     If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuing Entity and the Indenture Trustee harmless; then, in the absence of notice to the Issuing Entity, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuing Entity shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall be, or within seven days shall be, due and payable, instead of issuing a replacement Note, the Issuing Entity may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of a replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuing Entity and the Indenture Trustee shall be entitled to recover such replacement Note or such payment from the Person to which it was delivered or any Person taking such replacement Note from the Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuing Entity or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section, the Issuing Entity may require the payment by the related Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith and any other reasonable related expenses (including the fees and expenses of the Indenture Trustee).

     Each replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuing Entity, whether or not such mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone each such replacement Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude, to the extent lawful, all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 4.04 Persons Deemed Owners.

     Prior to due presentment for registration of transfer of any Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in the name of which such Note is registered as of the date of determination as the owner of such Note for the purpose of receiving payments of principal and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue; and neither the Issuing Entity nor the Indenture Trustee nor any agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

     Section 4.05 Cancellation.

     All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee, and shall be promptly cancelled by the Indenture Trustee. The Issuing Entity may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder that the Issuing Entity may have acquired in any manner whatsoever, and the Indenture Trustee shall promptly cancel all Notes so delivered. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time of cancellation thereof, unless the Issuing Entity directs by Issuing Entity Request that the same be destroyed or returned to it; provided, that such Issuing Entity Request shall be timely and such Notes have not been previously disposed of by the Indenture Trustee.

     Section 4.06 Book-Entry Notes.

     The Offered Notes, upon original issuance, will be issued in the form of typewritten notes representing Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by or on behalf of the Issuing Entity. The Offered Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner shall receive a Definitive Note representing such Beneficial Owner's interest in the related Offered Note, except as provided in Section 4.08. Unless and until definitive, fully-registered Offered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

     (a) the provisions of this Section shall be in full force and effect;

     (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Offered Notes, and shall have no obligation to Beneficial Owners;

     (c) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

     (d) the rights of Beneficial Owners shall be exercised only through the Depository, and shall be limited to those established by law and agreements between the related Beneficial Owners and the Depository or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository shall make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Offered Notes to such Depository Participants; and

     (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes representing a specified percentage of the aggregate Note Balance, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners or Depository Participants owning or representing, respectively, such required percentage, and has delivered such instructions to the Indenture Trustee.

     Section 4.07 Notices to Depository.

     Whenever a notice or other communication to the Offered Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Offered Noteholders to the Depository, and shall have no obligation to any Beneficial Owner.

     Section 4.08 Definitive Notes.

     If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Offered Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Beneficial Owners representing at least a majority of the aggregate Offered Note Balance advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Offered Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuing Entity shall execute and the Indenture Trustee shall authenticate Definitive Notes in accordance with the instructions of the Depository. None of the Issuing Entity, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the holders of such Definitive Notes as Offered Noteholders.

     Section 4.09 Tax Treatment.

     (a) The Issuing Entity has entered into this Indenture, and the Offered Senior Notes, the Variable Funding Notes, the Offered Subordinate Notes and the Class X-1 Notes shall be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, such Notes will qualify as indebtedness of the Issuing Entity.

     The Issuing Entity, by entering into this Indenture, and each holder of an Offered Senior Note, the Variable Funding Notes, an Offered Subordinate Notes or a Class X-1 Note, by its acceptance of such Note (and each Beneficial Owner by its acceptance of an interest in such Note), agrees to treat such Note for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuing Entity.

     (b) The Issuing Entity has entered into this Indenture, and the Class X-2A Notes and the Class X-2B Notes shall be issued, with the intention that, for federal, state and local, income, single business and franchise tax purposes, such Notes will qualify as equity of the Issuing Entity.

     The Issuing Entity, by entering into this Indenture, and each holder of a Class X-2A Note or a Class X-2B Note, by its acceptance of such Note (and each Beneficial Owner by its acceptance of a beneficial interest in such Note), agrees (i) to treat such Note for federal, state and local income, single business and franchise tax purposes as equity of the Issuing Entity and (ii) to the terms of Section 4.09(c) hereof and Sections 3.12 and 5.03 of the Trust Agreement.

     (c) If the Certificates, the Class X-2A Notes and Class X-2B Notes are held by more than one Person, the net income of the Issuing Entity for any month as determined for federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated among the Certificateholders and the holders of the Class X-2A Notes and Class X-2B Notes as of the first Record Date following the end of such month, in accordance with each such holder's Percentage Interest in the Certificates and the Class X-2A Notes and Class X-2B Notes. Net losses of the Issuing Entity, if any, for any month as determined for federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated among the Certificateholders and the holders of the Class X-2A Notes and Class X-2B Notes as of the first Record Date following the end of such month, in accordance with each such holder's Percentage Interest in the Certificates and the Class X-2A Notes and Class X-2B Notes. The Indenture Trustee, on behalf of the Depositor and at the direction of the Servicer, is authorized to modify the allocations in this paragraph if necessary or appropriate for the allocations to fairly reflect the economic income, gain or loss to the holders of the Certificates and the Class X-2A Notes and Class X-2B Notes, or as otherwise required by the Code. The Servicer shall act as agent of the tax matters partner of the Trust.

     Section 4.10 Reserved.

     Section 4.11 Satisfaction and Discharge of Indenture.

     Upon the occurrence of the events set forth in the immediately following sentence, this Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (e) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.11) and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them. The Indenture Trustee, upon the demand and at the expense of the Issuing Entity, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture with respect to the Notes, when:

          (i) 367 days after either

               (A) all Notes theretofore authenticated and delivered (other than (1) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (2) Notes for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Issuing Entity and thereafter repaid to the Issuing Entity or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

               (B) all Notes not theretofore delivered to the Indenture Trustee for cancellation (I) have become due and payable; (II) will become due and payable at the last Legal Final Payment Date within one year; or
          (III) have been declared immediately due and payable pursuant to
          Section 5.02;

     and the Issuing Entity, in the case of (I) or (II) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America that will mature prior to the date such amounts are payable, in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on the Notes then outstanding and not theretofore delivered to the Indenture Trustee for cancellation when due on the last Legal Final Payment Date;

          (ii) the Issuing Entity has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 and stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. If such Opinion of Counsel relates to a deposit made in connection with clause (i)(A)(2) above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuing Entity, the Noteholders or the Certificateholders.

     Section 4.12 Application of Trust Money.

     All monies deposited with the Indenture Trustee pursuant to Section 4.11 shall be held in trust and applied by the Indenture Trustee in accordance with the provisions of the Notes and this Indenture to the payment, either directly or through the Paying Agent or the Certificate Paying Agent, as the Indenture Trustee may determine, to the Securityholders of all sums due and to become due thereon for principal and interest; provided, that such monies need not be segregated from other funds except to the extent required herein or required by law.

     Section 4.13 [Reserved.]

     Section 4.14 Repayment of Monies Held by Paying Agent.

     In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to the Notes shall, upon demand of the Issuing Entity, be paid to the Indenture Trustee to be held and applied according to Section 3.05, and thereupon the Paying Agent shall be released from all further liability with respect to such monies.

     Section 4.15 Temporary Offered Notes.

     Pending the preparation of Definitive Notes, the Issuing Entity may execute, and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Offered Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Offered Notes may determine, as evidenced by their execution of such Term Notes.

     If temporary Offered Notes are issued, the Issuing Entity shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Offered Notes shall be exchangeable for Definitive Notes upon surrender of such temporary Offered Notes at the office or agency of the Indenture Trustee, without charge to the related Offered Noteholder. Upon surrender for cancellation of any one or more temporary Offered Notes, the Issuing Entity shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Offered Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

     Section 4.16 ERISA Treatment

     No Note may be sold or transferred to a Person unless such Person certifies in the form of Exhibit C-5 to this Agreement (which in the case of the Book-Entry Notes, such Person will be deemed to have made the representations contained in such certificates, respectively), which certification the Indenture Trustee may rely upon without further inquiry or investigation:

(i) Such Person is neither (A) an employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), nor (B) any Person who is directly or indirectly purchasing such Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with "Plan Assets" (as defined under the DOL Regulation at 29 C.F.R. Section 2510.3-101) of a Plan;

(ii) (A) Such Person is a Plan or a Person purchasing such Note with Plan Assets and represents that, as of the date of the transfer, the Notes are rated investment grade or better, (B) such Person believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Notes, and (C) the acquisition and holding of the Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code; or

(iii) Such Person has provided the Note Registrar with an Opinion of Counsel, which Opinion of Counsel will not be at the expense of the Trust Estate, the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Administrators or the Note Registrar, which establishes to the satisfaction of the Indenture Trustee that the purchase, holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Owner Trustee, the Administrators, the Depositor, the Note Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture.

         Notwithstanding the foregoing, neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of any such Note by the Depositor to an Affiliate of the Depositor (in which case, the Depositor or any Affiliate thereof shall be deemed to have represented that such Affiliate is not a Plan or any Person investing "plan assets" of any Plan) and the Note Registrar shall be entitled to conclusively rely upon a representation (which, upon the request of the Note Registrar, shall be a written representation) from the Depositor of the status of such transferee as an Affiliate of the Depositor.


                                   ARTICLE V

                              DEFAULT AND REMEDIES

     Section 5.01 Notification of Certain Events of Default.

     The Issuing Entity shall deliver to the Indenture Trustee, within five days after learning of the occurrence of any event that with the giving of notice and the lapse of time would become an Event of Default under paragraph (c) of the definition of "Event of Default", written notice in the form of an Officer's Certificate of the status thereof and what action the Issuing Entity is taking or proposes to take with respect thereto.

     Section 5.02 Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default shall occur and be continuing with respect to the Notes or if the Depositor or the Servicer shall purchase all of the Mortgage Loans pursuant to Section 8.08 of the Sale and Servicing Agreement, then in every such case the Indenture Trustee, acting at the direction of the Holders of the Notes representing not less than a majority of the aggregate Note Balance of the Notes, may (or shall in the case of a Master Servicer purchase under Section
8.08 of the Sale and Servicing Agreement) declare the Notes to be immediately due and payable, by a notice in writing to the Issuing Entity and to the Indenture Trustee; and upon any such declaration, the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     At any time after a declaration of acceleration of maturity with respect to an Event of Default has been made with respect to the Notes and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article, the Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes that caused the acceleration of the Notes, by written notice to the Issuing Entity and the Indenture Trustee, may in writing waive such Event of Default and rescind and annul such declaration and its consequences if the Issuing Entity has paid or deposited with the Indenture Trustee a sum sufficient to pay:

          (i) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

          (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

          (iii) all Events of Default, other than the nonpayment of principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

     Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

     (a) The Issuing Entity covenants that if a default occurs in the payment of
(i) interest on any Note when the same becomes due and payable, and such default continues for a period of five (5) days, or (ii) principal of any Note when the same becomes due and payable; then, in each case the Issuing Entity shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the entire amount then due and payable on the Notes for principal and interest, with interest on the overdue principal at the applicable Note Rate. In addition thereto, the foregoing shall include such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     (b) As to the Senior Notes, in case the Issuing Entity shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.16, may, and at the direction of the Holders of Senior Notes representing not less than a majority of the aggregate Note Balance of the Senior Notes, shall, institute Proceedings for the collection of the sums so due and unpaid, and may prosecute such Proceedings to judgment or final decree, and may enforce the same against the Issuing Entity or other obligor on the Senior Notes and collect in the manner provided by law out of the property of the Issuing Entity or such other obligor on the Senior Notes, wherever situated, the monies adjudged or decreed to be payable.

     (c) If an Event of Default shall occur and be continuing, the Indenture Trustee, subject to the provisions of Section 10.16, may, as more particularly provided in Section 5.04, in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relating to the Issuing Entity, any other obligor on the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law; or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuing Entity or its property or such other obligor or Person, or in case of any other comparable Proceedings relating to the Issuing Entity or such other obligor, or to the creditors or property of the Issuing Entity or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as expressed in such Notes or by declaration or otherwise, and irrespective of whether the Indenture Trustee shall have made any demand pursuant to this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim for the entire amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each such predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and the Noteholders allowed in the related Proceeding;

          (ii) unless prohibited by applicable law or regulation, to vote on behalf of the Noteholders in any election of a trustee, standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any monies or other property payable or deliverable in respect of the claims of the Noteholders and the Indenture Trustee and to distribute all amounts received with respect to any such claims on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial Proceeding relating to the Issuing Entity, its creditors or its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by the Noteholders to make payments to the Indenture Trustee and, in the event the Indenture Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each such predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith.

     (e) Nothing contained herein shall be deemed to permit the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder, or to authorize the Indenture Trustee to vote in respect of any claim of a Noteholder in any such Proceeding, except to vote for the election of a trustee in bankruptcy or similar Person as provided above.

     (f) All rights of action and of asserting claims under this Indenture or in respect of the Notes may be enforced by the Indenture Trustee without the possession of any Notes or the production thereof in any Proceeding relating thereto. Any such Proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Noteholders.

     (g) In any Proceeding brought by the Indenture Trustee (including any Proceeding involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceeding.

     Section 5.04 Remedies; Priorities.

     (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, subject to the provisions of Section 5.05 and Section 10.16, may, or shall, at the direction of the Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, do one or more of the following:

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment thereby obtained and collect from the Issuing Entity or any other obligor on the Notes any monies thereby adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

          (iv) sell the Trust Estate or any smaller portion thereof or any right or interest therein at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of Notes representing 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid on the Notes for principal and interest, or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as the same would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of Notes representing not less than 66 2/3% of the aggregate Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clauses
(B) and (C) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation addressed to the Indenture Trustee as to the feasibility of such proposed action and as to the sufficiency of the portion of the Trust Estate for such purpose. Notwithstanding the foregoing, for so long as a Servicing Default shall not have occurred, any Sale of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Sale and Servicing Agreement. Notwithstanding any sale of the Mortgage Loans pursuant to this Section 5.04(a), the Indenture Trustee shall, for so long as any principal or accrued interest on the Notes remains unpaid, continue to act as Indenture Trustee hereunder.

     (b) If the Indenture Trustee collects any money or property pursuant to this Article (or in any case following an Event of Default and an acceleration of the Notes), it shall pay out such money or property in the following order:

          (i) to the Indenture Trustee, for amounts due under Section 6.07 and to the Administrator for amounts due under Section 4 of the Administration Agreement and to the Owner Trustee, for amounts due to it under the Basic Documents;

          (ii) to the Senior Noteholders, for amounts due and unpaid on the Senior Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts then due and payable;

          (iii) to the Senior Noteholders, for amounts due and unpaid on the Notes in respect of principal, ratably, without preference or priority of any kind, until the respective Note Balances of the Senior Notes have been reduced to zero;

          (iv) to the Class M-1 Noteholders, for amounts due and unpaid on the Class M-1 Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts then due and payable;

          (v) to the Class M-1 Noteholders, for amounts due and unpaid on the Class M-1 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts then due and payable;

          (vi) to the Class M-2 Noteholders, for amounts due and unpaid on the Class M-2 Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts then due and payable;

          (vii) to the Class M-2 Noteholders, for amounts due and unpaid on the Class M-2 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts then due and payable;

          (viii) to the Class B-1 Noteholders, for amounts due and unpaid on the Class B-1 Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts then due and payable;

          (ix) to the Class B-1 Noteholders, for amounts due and unpaid on the Class B-1 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts then due and payable;

          (x) to the Class B-2 Noteholders, for amounts due and unpaid on the Class B-2 Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts then due and payable;

          (xi) to the Class B-2 Noteholders, for amounts due and unpaid on the Class B-2 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts then due and payable; and

          (xii) to the Indenture Trustee any remaining amounts for distribution to the Holders of Certificates and the Non-Offered Subordinate Notes in accordance with Section 3.26(d).

     The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states such record date, and payment date and the amount to be paid.

     Section 5.05 Optional Preservation of the Trust Estate.

     If the Notes have been declared due and payable under Section 5.02 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to take and maintain possession of the Trust Estate. It is the desire of the Issuing Entity and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuing Entity. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation addressed to the Indenture Trustee as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     Section 5.06 Limitation of Suits.

     No Noteholder shall have any right to institute any Proceeding with respect to this Indenture, for the appointment of a receiver or trustee or for any other remedy hereunder, unless (subject to the provisions of Section 10.16):

     (a) such Noteholder shall have previously given written notice to the Indenture Trustee of a continuing Event of Default;

     (b) the Holders of Notes representing not less than 25% of the aggregate Note Balance of the Notes shall have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

     (c) such Noteholders shall have offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities that may be incurred by it in complying with such request;

     (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute such Proceedings; and

     (e) no direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60-day period by the Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes.

     No Noteholder shall have any right in any manner whatsoever by virtue of or by availing itself of any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholder, to obtain or to seek to obtain priority or preference over any other Noteholder or to enforce any right under this Indenture, in each case except in the manner herein provided.

     In the event that the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the aggregate Note Balance of the Senior Notes, as applicable, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provision of this Indenture.

     Section 5.07 Unconditional Right of Noteholders To Receive Principal and Interest.

     Notwithstanding any other provision of this Indenture, each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the interest and principal, if any, due on such Noteholder's Notes on or after the due date expressed in such Notes or in this Indenture and to institute suit for the enforcement of any such payment. Such right shall not be impaired without the consent of the related Noteholder.

     Section 5.08 Restoration of Rights and Remedies.

     If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then in every such case the Issuing Entity, the Indenture Trustee, and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 5.09 Rights and Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Indenture Trustee or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.10 Delay or Omission Not a Waiver.

     No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or the Noteholders, as the case may be.

     Section 5.11 Control by Noteholders.

     (a) The Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

          (i) such direction shall not conflict with any rule of law or with this Indenture;

          (ii) subject to Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be given by the Holders of Notes representing 100% of the aggregate Note Balance of the Notes;

          (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the aggregate Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force or effect; and

          (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of the Noteholders as set forth in this Subsection, and subject to Section 6.01, the Indenture Trustee need not take any action that it determines might subject it to liability or might materially and adversely affect the rights of any Noteholders not consenting thereto unless the Indenture Trustee has received indemnity satisfactory to it from a Noteholder.

     Section 5.12 Waiver of Past Defaults.

     Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes that caused the acceleration of such Notes may waive any past Event of Default and its consequences, except an Event of Default (a) with respect to payment of principal of or interest on such Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of all Noteholders or each Noteholder affected thereby. In the case of any such waiver, the Issuing Entity, the Indenture Trustee and the applicable Noteholders shall be restored to their respective former positions and rights hereunder; provided, that no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; provided, that no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Section 5.13 Undertaking for Costs.

     The parties hereto agree, and each Noteholder, by such Noteholder's acceptance of a Note, shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that the provisions of this Section shall not apply to any Proceeding instituted by (i) the Indenture Trustee, (ii) any Noteholder or group of Noteholders, in each case holding Notes representing in the aggregate more than 10% of the aggregate Note Balance (or in the case of a right or remedy under this Indenture which is instituted by the Senior Notes, or the Subordinate Notes, more than 10% of the Note Balance of the Senior Notes or the Subordinate Notes, as the case may be) or (iii) any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the due date expressed in such Note and in this Indenture.

     Section 5.14 Waiver of Stay or Extension Laws.

     The Issuing Entity covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuing Entity (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of each such power as though no such law had been enacted.

     Section 5.15 Sale of Trust Estate.

     (a) The power to effect any sale or other disposition (each, a "Sale") of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold. The power to effect any such Sale shall continue unimpaired until the Trust Estate has been sold or all amounts payable on the related Classes of Notes under this Indenture have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

     (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any smaller portion thereof, unless:

          (i) the Noteholders of all affected Notes direct the Indenture Trustee to make such Sale;

          (ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the affected Securityholders, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale; or

          (iii) the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (and in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Holders of Notes representing not less than 66 2/3% of the aggregate Note Balance of the affected Notes consent to such Sale.

     The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this paragraph.

     (c) Unless the Noteholders have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in clause
(ii) of paragraph (b) of this Section has not been established by the Indenture Trustee, and no Person bids an amount equal to or greater than such amount, the Indenture Trustee shall bid an amount at least $1.00 greater than the highest other bid.

     (d) In connection with a Sale of all or any portion of the Trust Estate:

          (i) any Noteholder may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain, possess and dispose of such property without further accountability; and may, in paying the purchase price therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount, upon distribution of the net proceeds of such Sale, payable thereon. Such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

          (ii) the Indenture Trustee may bid for and acquire the property offered for Sale, may, subject to any requirements of and to the extent permitted by applicable law in connection therewith, purchase all or any portion of the Trust Estate in a private Sale, and may, in lieu of paying cash therefor, make settlement for the purchase price by crediting the gross sale price against the sum of (A) the amount that would be distributable to the Securityholders as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of such Sale and of any Proceeding in connection therewith that are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net sale price to be credited against such Notes; and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

          (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

          (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney in-fact of the Issuing Entity to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

          (v) no purchaser or transferee at any such Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     Section 5.16 Action on Notes.

     The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuing Entity or by the levy of any execution under such judgment upon any portion of the Trust Estate or any other assets of the Issuing Entity. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

     Section 5.17 Performance and Enforcement of Certain Obligations.

     (a) Promptly following a written request from the Indenture Trustee to do so, the Issuing Entity, in its capacity as owner of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee may request to cause the Issuing Entity to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuing Entity under or in connection with the Mortgage Loan Purchase and Servicing Agreement and the Sale and Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuing Entity under or in connection with the Mortgage Loan Purchase and Servicing Agreement, and the Sale and Servicing Agreement, to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of Proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Mortgage Loan Purchase and Servicing Agreement and the Sale and Servicing Agreement.

     (b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, as pledgee of the Mortgage Loans, at the direction (which direction shall be in writing or by telephone confirmed in writing promptly thereafter) of the Holders of Notes representing not less than 66 2/3% of the aggregate Note Balance of the Notes, shall exercise all rights, remedies, powers, privileges and claims of the Issuing Entity against the Seller or the Servicer under or in connection with the Mortgage Loan Purchase and Servicing Agreement or the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their respective obligations to the Issuing Entity thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Mortgage Loan Purchase and Servicing Agreement or the Sale and Servicing Agreement, as the case may be, and any right of the Issuing Entity to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuing Entity shall execute all documents provided to it by the Indenture Trustee necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

     Section 6.01 Duties of Indenture Trustee.

     (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise under the circumstances in the conduct of such Person's own affairs.

     (b) Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee that conform to the requirements of this Indenture; provided, that the Indenture Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

     (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuing Entity.

     (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

     (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     (h) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Amortization Event or Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of any event which is in fact an Amortization Event or an Event of Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Issuing Entity, or this Indenture.

     (i) The Indenture Trustee shall comply with all applicable information reporting requirements with respect to payments on the Notes under this Indenture.

     Section 6.02 Rights of Indenture Trustee.

     (a) The Indenture Trustee may rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in such document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents, attorneys, a custodian or a nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers, provided that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     Section 6.03 Individual Rights of Indenture Trustee.

     The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuing Entity and its Affiliates with the same rights that it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. Notwithstanding the foregoing, the Indenture Trustee must comply with Sections 6.11 and 6.12.

     Section 6.04 Indenture Trustee's Disclaimer.

     The Indenture Trustee shall not be (a) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes,
(b) accountable for the Issuing Entity's use of the proceeds from the sale of the Notes or (c) responsible for any statement of the Issuing Entity in the Indenture, in any document issued in connection with the sale of the Notes or in the Notes, other than the Indenture Trustee's certificate of authentication.

     Section 6.05 Notice of Event of Default.

     The Indenture Trustee shall mail to each Noteholder notice of any Event of Default within 90 days promptly after such Event of Default occurs. Except in the case of an Event of Default relating to the payment of principal of or interest on any Note, the Indenture Trustee may withhold such notice to the Noteholders only if and for so long as a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of the Noteholders.

     Section 6.06 Reports by Indenture Trustee to Noteholders.

     The Indenture Trustee shall deliver to each Noteholder such information in the possession of the Indenture Trustee as may be required to enable such Noteholder to prepare its federal and state income tax returns. In addition, upon Issuing Entity Request, the Indenture Trustee shall promptly furnish information in the possession of the Indenture Trustee reasonably requested by the Issuing Entity that is reasonably available to the Indenture Trustee to enable the Issuing Entity to perform its federal and state income tax reporting obligations.

     Section 6.07 Compensation.

     The Indenture Trustee shall be compensated and indemnified by the Servicer in accordance with Section 6.06 of the Sale and Servicing Agreement, including without limitation the payment to itself on each Payment Date of the Indenture Trustee Fee then due, and all amounts owing to the Indenture Trustee hereunder and not paid pursuant to Sections 3.17 and 6.06 of the Sale and Servicing Agreement shall be paid solely as provided in Sections 3.05(a) and 5.04 (subject to the priorities set forth therein). Except as provided in the following sentence, the permitted expenses reimbursable to the Indenture Trustee pursuant to the first paragraph of Section 3.05(a) shall be limited to a total of $[_____] per year. In the event that the Indenture Trustee becomes the successor to the Servicer pursuant to Section 7.02 of the Sale and Servicing Agreement, then the expenses of the Indenture Trustee payable in connection with the transfer of servicing shall also constitute permitted expenses reimbursable under the first paragraph of Section 3.05(a) and shall not be subject to the $[_____] Indenture Trustee yearly expense cap contained in the preceding sentence.

     The Indenture Trustee's compensation shall not be limited by any law relating to compensation of a trustee of an express trust. The Issuing Entity shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by the Indenture Trustee in addition to the compensation for its services as provided in Section 3.05(a) (subject to the priorities set forth therein). Such expenses shall include costs of collection and reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts, and payment to the Owner Trustee of its unpaid expenses and reimbursable amounts.

     The Issuing Entity's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in paragraph (d) or (e) of the definition thereof with respect to the Issuing Entity, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     Section 6.08 Replacement of Indenture Trustee.

     No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time by so notifying the Issuing Entity. The Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuing Entity shall remove the Indenture Trustee if:

     (a) the Indenture Trustee fails to comply with Section 6.11;

     (b) the Indenture Trustee is adjudged a bankrupt or insolvent;

     (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

     (d) the Indenture Trustee otherwise becomes incapable of acting.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuing Entity shall promptly appoint a successor Indenture Trustee, which consent shall not be unreasonably withheld. In addition, the Indenture Trustee shall resign to avoid being directly or indirectly controlled by the Issuing Entity.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and the Issuing Entity. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuing Entity or the Holders of Notes representing not less than a majority of the aggregate Note Balance may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition a court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     Section 6.09 Successor Indenture Trustee by Merger.

     If the Indenture Trustee consolidates with, merges or converts into or transfers all or substantially all its corporate trust business or assets to another corporation or banking association, the resulting, surviving or transferee without any further act shall be the successor Indenture Trustee hereunder; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide each Rating Agency with written notice of any such transaction after the Closing Date.

     In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated. In case at such time any of the Notes shall not have been authenticated, any successor Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Indenture Trustee; and in all such cases, such certificates shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

     (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at such time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees or separate trustee or separate trustees, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11, and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08.

     (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then-separate trustees and co-trustees, as effectively as if given to each of them. Each instrument appointing a separate trustee or co-trustee shall refer to this Indenture and to the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all provisions of this Indenture, including each provision relating to the conduct of, affecting the liability of or affording protection to the Indenture Trustee. Each such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 6.11 Eligibility; Disqualification.

     (a) The Indenture Trustee shall at all times satisfy the requirements of TIA ss.310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A or better by Moody's. The Indenture Trustee shall comply with TIA ss.310(b), including the optional provision permitted by the second sentence of TIA ss.310(b)(9); provided, that there shall be excluded from the operation of TIA ss.310(b)(1) any indenture or indentures under which other securities of the Issuing Entity are outstanding if the requirements for such exclusion set forth in TIA ss.310(b)(1) are met.

     (b) Within ninety (90) days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the TIA or the Commission, the Indenture Trustee shall resign with respect to the Senior Notes, the Class M Notes and/or the Class B Notes in accordance with
Section 6.08 of this Indenture, and the Issuing Entity shall appoint a successor Indenture Trustee for two or more of such Classes, as applicable, so that there will be separate Indenture Trustees for the Senior Notes, the Class M Notes and the Class B Notes. In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clauses
(ii) and (iii) of TIA Section 310(b).

     (c) In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes pursuant to this Section 6.11, Issuing Entity, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be a trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided herein.

     Section 6.12 Preferential Collection of Claims Against Issuing Entity.

     The Indenture Trustee shall comply with TIA ss.311 (a), excluding any creditor relationship listed in TIA ss.311 (b). Any Indenture Trustee that has resigned or been removed shall be subject to TIA ss.311 (a) to the extent indicated therein.

     Section 6.13 Representations and Warranties.

     The Indenture Trustee hereby represents and warrants that:

     (a) the Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States, with full power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

     (b) the Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary action;

     (c) the consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the charter or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it may be bound;

     (d) there are no Proceedings or investigations pending or, to the Indenture Trustee's knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or any of its properties: (i) asserting the invalidity of this Indenture, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture; and

     (e) the Indenture Trustee does not have notice of any adverse claim (as such terms are used in UCC Section 8-302) with respect to the Mortgage Loans.

     Section 6.14 Directions to Indenture Trustee.

     The Indenture Trustee is hereby directed:

     (a) to accept the pledge of the Mortgage Loans and hold the Trust Estate in trust for the benefit of the Noteholders;

     (b) to authenticate and deliver the Notes substantially in the form of Exhibits A-1, A-2, A-3, and A-4 hereto in accordance with the terms of this Indenture; and

     (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

     Section 6.15 Conflicting Instructions.

     If the Indenture Trustee receives conflicting instructions from the Senior Noteholders and the Subordinate Noteholders, the instructions of the Senior Noteholders shall control.

                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

     Section 7.01 Issuing Entity To Furnish Indenture Trustee Names and Addresses of Noteholders.

     The Issuing Entity shall furnish or cause to be furnished to the Indenture Trustee (i) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (ii) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuing Entity of any such request, a list in similar form and of similar content as of a date not more than 10 days prior to the time such list is furnished; provided, that for so long as the Indenture Trustee is the Note Registrar, no such list need be furnished.

     Section 7.02 Preservation of Information; Communications to Noteholders.

     (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01, and the names and addresses of the Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section upon receipt of a new list so furnished.

     (b) Noteholders may communicate pursuant to TIA ss.312(b) with other Noteholders with respect to their rights under this Indenture or the Notes.

     (c) The Issuing Entity, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss.312(c).

     Section 7.03 Reports by Issuing Entity.

     (a) Within 15 days after each Payment Date, the Indenture Trustee shall file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the statement to the Noteholders for such Payment Date as an exhibit thereto. Prior to January 31, 200__ the Indenture Trustee shall prepare a Form 15 Suspension Notification with respect to the Trust Estate. Prior to March 31, 200__, the Indenture Trustee shall prepare and file a Form 10-K to be executed by the Servicer on behalf of the Issuing Entity, in substance conforming to industry standards, with respect to the Trust Estate. The Servicer shall execute the Form 10-K after reviewing a satisfactory document and the Indenture Trustee shall file the Form 10-K. The Issuing Entity hereby grants to each of the Servicer and the Indenture Trustee a limited power of attorney to file each such document on behalf of the Issuing Entity. Such power of attorney shall continue until either the earlier of (i) receipt by the Indenture Trustee from the Issuing Entity of written termination of such power of attorney and (ii) the termination of the Issuing Entity. The Issuing Entity agrees to promptly furnish to the Indenture Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Indenture and the Mortgage Loans as the Indenture Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Indenture Trustee shall have no responsibility to file any item other that those specified in this section.

     (b) The Issuing Entity shall supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss.313(c)) such summaries of any information, documents and reports required to be filed by the Issuing Entity pursuant to clauses (i) and (ii) of this paragraph and by rules and regulations prescribed from time to time by the Commission.

     (c) Unless the Issuing Entity otherwise determines, the fiscal year of the Issuing Entity shall end on December 31 of each year.

     (d) In order to comply with their obligations in clause (a) above, the Indenture Trustee and the Servicer shall deliver the documents referred to in
Section 3.16 of the Sale and Servicing Agreement to each other within the time periods specified therein.

     Section 7.04 Reports by Indenture Trustee.

     If required by TIA ss.313(a), within 60 days after each January 1, commencing with January 1, 200__, the Indenture Trustee shall mail to each Noteholder as required by TIA ss.313(c). The Indenture Trustee also shall comply with TIA ss. 313(b).

     A copy of each report at the time of its mailing to the Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Offered Notes are listed. The Issuing Entity shall notify the Indenture Trustee if and when the Offered Notes are listed on any stock exchange.

Section 7.05      Reports Filed with Securities and Exchange Commission.

     (a) (i) Within 15 days after each Distribution Date, the Indenture Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D, signed by the Servicer, with a copy of the monthly statement to be furnished by the Indenture Trustee to the Noteholders for such Distribution Date and detailing all data elements specified in Item 1121(a) of Regulation AB as part of the monthly statement; provided that the Indenture Trustee shall have received no later than 2 days prior to the date such Distribution Report on Form 10-D is required to be filed, all information required to be provided to the Indenture Trustee as described in clause (a)(iv) below.

         (ii) The Indenture Trustee will prepare and file Current Reports on Form 8-K in respect of the Trust, signed by the Servicer, as and when required; provided, that, the Indenture Trustee shall have received no later than one Business Day prior to the filing deadline for such Current Report, all information, data, and exhibits required to be provided or filed with such Current Report and required to be provided to the Indenture Trustee as described in clause (a)(iv) below.

         (iii) Prior to January 30 in each year commencing in 2007, the Indenture Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (x) March 15, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Servicer shall provide the Indenture Trustee with an Annual Compliance Statement, together with a copy of the Assessment of Compliance and Attestation Report to be delivered by the Servicer pursuant to the Servicing Agreement (including with respect to any subservicer or subcontractor, if required to be filed). Prior to (x) March 31, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, the Indenture Trustee shall, subject to subsection (d) below, file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. Such Form 10-K shall include the Assessment of Compliance, Attestation Report, Annual Compliance Statements and other documentation provided by the Servicer pursuant to the Servicing Agreement (including with respect to any subservicer or subcontractor, if required to be filed) and with respect to the Indenture Trustee and the Custodian, and the Form 10-K certification signed by the Depositor; provided that the Indenture Trustee shall have received no later than March 15 of each calendar year prior to the filing deadline for the Form 10-K all information, data and exhibits required to be provided or filed with such Form 10-K and required to be provided to the Indenture Trustee as described in clause (a)(iv) below.

         (iv) As to each item of information required to be included in any Form 10-D, Form 8-K or Form 10-K, the Indenture Trustee's obligation to include the information in the applicable report is subject to receipt from the entity that is indicated in Exhibit C as the responsible party for providing that information, if other than the Indenture Trustee, as and when required as described above. Each of the Servicer, Seller and Depositor hereby agree to notify and provide to the Indenture Trustee all information that is required to be included in any Form 10-D, Form 8-K or Form 10-K, with respect to which that entity is indicated in Exhibit C as the responsible party for providing that information. The Swap Provider will be obligated pursuant to the Swap Agreement to provide to the Indenture Trustee any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K. The Indenture Trustee shall be responsible for determining the significance percentage (as defined in Item 1115 of Regulation AB) of the Swap Provider at any time. The Servicer shall be responsible for determining the pool concentration applicable to any subservicer or originator at any time, for purposes of disclosure as required by Items 1117 and 1119 of Regulation AB.

     The Depositor hereby grants to the Servicer a limited power of attorney to sign each Form 10-D, Form 8-K and Form 10-K on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (x) receipt by the Servicer from the Depositor of written termination of such power of attorney and
(y) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Indenture Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as the Indenture Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Indenture Trustee shall have no responsibility to file any items other than those specified in this Section 7.05; provided, however, the Indenture Trustee will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Indenture Trustee under the Exchange Act shall be sent to: the Depositor c/o _____________, Attn: _____________, _____________, _____________,
_____________. Fees and expenses incurred by the Indenture Trustee in connection with this Section 7.05 shall not be reimbursable from the Trust Fund.

     (b) In connection with the filing of any 10-K hereunder, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit B) for the Depositor regarding certain aspects of the Form 10-K certification signed by the Depositor, provided, however, that the Indenture Trustee shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K.

     (c) In connection with the filing of any 10-K hereunder, the Servicer shall sign a certification (in the form attached hereto as Exhibit B) for the benefit of the Depositor regarding certain aspects of the Form 10-K certification signed by the Depositor, provided, however, that the Servicer shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K.

     (d) The Indenture Trustee shall indemnify and hold harmless the Depositor and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Indenture Trustee's obligations under this Section 7.05 or the Indenture Trustee's negligence, bad faith or willful misconduct in connection therewith.

         The Depositor shall indemnify and hold harmless the Indenture Trustee and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under this Section 7.05 or the Depositor's negligence, bad faith or willful misconduct in connection therewith.

         The Servicer shall indemnify and hold harmless the Indenture Trustee and the Depositor and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Servicer under this Section 7.05 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor or the Indenture Trustee, as applicable, then the defaulting party, in connection with a breach of its respective obligations under this Section 7.05 or its respective negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the Depositor on the one hand and the Indenture Trustee on the other.

     (e) Nothing shall be construed from the foregoing subsections (a), (b) and
(c) to require the Indenture Trustee or any officer, director or Affiliate thereof to sign any Form 10-K or any certification contained therein. Furthermore, the inability of the Indenture Trustee to file a Form 10-K as a result of the lack of required information as set forth in Section 7.05(a) or required signatures on such Form 10-K or any certification contained therein shall not be regarded as a breach by the Indenture Trustee of any obligation under this Agreement.

         This Section 7.05 may be amended without the consent of the Noteholders.


                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     Section 8.01 Collection of Money.

     Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     Section 8.02 [Reserved.]

     Section 8.03 Officer's Certificate.

     The Indenture Trustee shall receive at least seven days prior written notice when requested by the Issuing Entity to take any action pursuant to
Section 8.05(a), accompanied by copies of any instruments to be executed; and the Indenture Trustee shall require, as a condition to such action, an Officer's Certificate in form and substance satisfactory to the Indenture Trustee stating the legal effect of any such action, outlining the steps required to complete the same and concluding that all conditions precedent to the taking of such action have been satisfied.

     Section 8.04 Termination upon Distribution to Noteholders.

     This Indenture and the respective obligations and responsibilities of the Issuing Entity and the Indenture Trustee created hereby shall terminate upon the distribution to Noteholders and the Indenture Trustee of all amounts required to be distributed pursuant to Article III or Article V.

     Section 8.05 Release of Trust Estate.

     (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in
Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to this Indenture have been paid, release the portion of the Trust Estate that secured the Notes from the Lien of this Indenture. (c) The Indenture Trustee shall release property from the Lien of this Indenture pursuant to this Section only upon receipt of an Issuing Entity Request.

     Section 8.06 Surrender of Notes upon Final Payment.

     By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     Section 9.01 Supplemental Indentures Without Consent of Noteholders.

     Without the consent of the Holders of any Notes, but with prior written notice to each Rating Agency, the Issuing Entity and the Indenture Trustee, when authorized by an Issuing Entity Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

     (a) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

     (b) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuing Entity, and the assumption by any such successor of the covenants of the Issuing Entity herein and in the Notes contained;

     (c) to add to the covenants of the Issuing Entity for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuing Entity;

     (d) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     (e) to cure any ambiguity or mistake, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

     (f) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Noteholders (as evidenced by an Opinion of Counsel addressed to the Indenture Trustee);

     (g) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

     (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such supplemental indentures shall be entered into unless the Indenture Trustee shall have received (1) an Opinion of Counsel to the effect that entering into such supplemental indenture will not (i) cause the Issuing Entity, or any portion thereof, to be characterized as an association (or a publicly traded partnership) taxable as a corporation, a corporation or a taxable mortgage pool for federal income tax purposes or (ii) have any material adverse tax consequence to the Noteholders or (2) confirmation from the Rating Agencies that such Supplemental Indenture will not result in a Rating Event.

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     Section 9.02 Supplemental Indentures With Consent of Noteholders.

     The Issuing Entity and the Indenture Trustee, when authorized by an Issuing Entity Request, may, with prior written notice to each Rating Agency and the Holders of Notes representing not less than a majority of the aggregate Note Balance of (i) the Class I-A Notes if any Class I-A Notes are the only Notes affected thereby, (ii) the Group II Notes if any Group II Notes are the only Notes affected thereby, (iii) the Class A-IO Notes if the Class A-IO Notes are the only Notes Affected (iv) the Subordinate Notes if any Subordinate Notes are the only Notes affected thereby and (v) all Notes, if the Class I-A Notes, the Group II Notes, the Class A-IO Notes and the Subordinate Notes, are all affected thereby, by Act of such Noteholders delivered to the Issuing Entity and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provision to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of such Noteholders under this Indenture; provided, that no such supplemental indenture may, without the consent of the Holder of each Note affected thereby:

     (a) change the date of payment of any installment of principal of or interest on any Note, reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on or the proceeds of the sale of the Trust Estate to payment of principal of or interest on the Notes, change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

     (b) reduce the percentage of the Note Balances or Percentage Interest of the Notes, the consent of the Holders of which is required for any such supplemental indenture or for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

     (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

     (d) reduce the percentage of the aggregate Note Balance or the Percentage Interest with respect to which the consent of the Holders of Notes representing such Note Balance is required to direct the Indenture Trustee to direct the Issuing Entity to sell or liquidate the Trust Estate pursuant to Section 5.04;

     (e) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

     (f) modify any provision of this Indenture in such a manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

     (g) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the Lien of this Indenture.

     The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture, and any such determination shall be conclusive upon all Noteholders, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuing Entity and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Notwithstanding the foregoing, any failure of the Indenture Trustee to mail such notice or any defect therein shall not in any way impair or affect the validity of any such supplemental indenture.

     No supplemental indentures may be entered into under this Section 9.02 unless the Indenture Trustee shall have received an Opinion of Counsel to the effect that such supplemental indenture will not (i) cause the Issuing Entity, or any portion thereof, to be characterized as an association (or a publicly traded partnership) taxable as a corporation, a corporation or a taxable mortgage pool for federal income tax purposes or (ii) have any material adverse tax consequence to the Noteholders.

     Section 9.03 Execution of Supplemental Indentures.

     In executing or permitting the additional trusts created by any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 9.04 Effect of Supplemental Indenture.

     Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby; and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuing Entity and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.05 Conformity with Trust Indenture Act.

     Each amendment of this Indenture and every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect for so long as this Indenture shall then be qualified under the TIA.

     Section 9.06 Reference in Notes to Supplemental Indentures.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and, if required by the Indenture Trustee, shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuing Entity or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuing Entity, to any such supplemental indenture may be prepared and executed by the Issuing Entity and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                                  MISCELLANEOUS

     Section 10.01 Compliance Certificates and Opinions, etc.

     (a) Upon any application or request by the Issuing Entity to the Indenture Trustee to take any action under any provision of this Indenture, the Issuing Entity shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

          (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

          (v) if the signer of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

     (b) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made as the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuing Entity shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuing Entity of the Collateral or other property or securities to be so deposited.

     (c) Whenever the Issuing Entity is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in paragraph (b) above, the Issuing Entity shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuing Entity of the securities to be so deposited and of all other such securities made as the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuing Entity, as set forth in the certificates delivered pursuant to paragraph (b) above and this paragraph, is 10% or more of the aggregate Note Balance, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuing Entity as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance.

     (d) Whenever any property or securities are to be released from the Lien of this Indenture, the Issuing Entity shall also furnish to the Indenture Trustee, an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

     (e) Whenever the Issuing Entity is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in paragraph (d) above, the Issuing Entity shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by paragraph (f) below or securities released from the Lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by paragraph (d) above and this paragraph equals 10% or more of the aggregate Note Balance, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance.

     (f) Notwithstanding any provision of this Indenture, the Issuing Entity may, without compliance with the requirements of the other provisions of this Section, (i) collect, sell or otherwise dispose of the Mortgage Loans as and to the extent permitted or required by the Basic Documents or (ii) make cash payments out of the Trustee Collection Account as and to the extent permitted or required by the Basic Documents, so long as the Issuing Entity shall deliver to the Indenture Trustee every twelve months, commencing December 31, 200__, an Officer's Certificate of the Issuing Entity stating that all the dispositions of Collateral described in clauses (i) or (ii) above that occurred during the preceding twelve calendar months were in the ordinary course of the Issuing Entity's business and that the proceeds thereof were applied in accordance with the Basic Documents.

     Section 10.02 Form of Documents Delivered to Indenture Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuing Entity may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Depositor or the Issuing Entity, stating that the information with respect to such factual matters is in the possession of the Depositor or the Issuing Entity, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuing Entity shall deliver any document as a condition of the granting of such application, or as evidence of the Issuing Entity's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuing Entity to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     Section 10.03 Acts of Noteholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee; and, where it is hereby expressly required, to the Issuing Entity. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and, subject to Section 6.01, shall be conclusive in favor of the Indenture Trustee and the Issuing Entity, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c) The Note Register shall prove ownership of Notes.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Noteholder shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuing Entity in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 10.04 Notices.

     Notices required to be given hereunder shall be given in the manner set forth in Section 8.03 of the Sale and Servicing Agreement.

     Section 10.05 Notices to Noteholders; Waiver.

     Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

     Where this Indenture provides for notice in any manner, any Person entitled to receive such notice may waive such notice in writing, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to each Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

Section 10.06 Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with any other provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     The provisions of TIA ss.ss.310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded hereby) are a part of and govern this Indenture, whether or not physically contained herein.

     Section 10.07 Effect of Headings.

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     Section 10.08 Successors and Assigns.

     All covenants and agreements in this Indenture and the Notes of the Issuing Entity shall bind its successors and assigns, whether or not so expressed. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

     Section 10.09 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture, and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Notes or the rights of the Noteholders.

     Section 10.10 [Reserved.]

     Section 10.11 Legal Holidays.

     In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section 10.12 Governing Law.

     THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT CONSIDERATION OF THE CHOICE OF LAW PRINCIPLES THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.13 Counterparts.

     This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 10.14 Recording of Indenture.

     If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuing Entity and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 10.15 Issuing Entity Obligation.

     No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their respective individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

     Section 10.16 No Petition.

     The Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuing Entity, or join in any institution against the Depositor or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or other Proceedings under any federal or state bankruptcy or similar law in connection with any obligation relating to the Notes, this Indenture or any of the other Basic Documents.

     Section 10.17 Inspection.

     The Issuing Entity agrees that, on reasonable prior written notice, it will permit any representative of the Indenture Trustee, during the Issuing Entity's normal business hours, to examine all the books of account, records, reports and other papers of the Issuing Entity, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuing Entity's affairs, finances and accounts with the Issuing Entity's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall, and shall cause its representatives to, hold in confidence all such information except to the extent disclosure may be required by applicable law (and all reasonable applications for confidential treatment are unavailing), and except to the extent the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                                     * * *

     IN WITNESS WHEREOF, the Issuing Entity and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        [NAME OF ISSUING ENTITY],
                                        as Issuing Entity

                                        By: [NAME OF OWNER TRUSTEE],
                                            not in its individual capacity but
                                            solely as Owner Trustee


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                                        [NAME OF INDENTURE TRUSTEE],
                                        as Indenture Trustee


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

[NAME OF INDENTURE TRUSTEE] hereby
accepts the appointment as Paying Agent pursuant to Section 3.03 hereof and as Note Registrar pursuant to Section 4.02 hereof.

By:
     ------------------------------
     Name:
     Title:

STATE OF ___________  )
                      ) SS.:
COUNTY OF ___________ )

     On this __ day of ______, 200__, before me personally appeared _______, to me known, who being by me duly sworn, did depose and say that he is the ______of [Name of Indenture Trustee], as Indenture Trustee, one of the parties described in and that executed the above instrument; that he knows the seal of said party; that the seal affixed to said instrument is the seal of such party; that it was so affixed by order of said party; and that he signed his name thereto by like order.

     Sworn to and subscribed before me this ____ day of ______, 200__, by
_________________.

                                           _____________________________________
                                           Notary Public

                                           Name: _______________________________

                                           My Commission Expires: ______________

[Notarial Seal]

                                  EXHIBIT A-1

                          FORM OF OFFERED SENIOR NOTES

Exhibit A-1a - Form of Class I-A Note
Exhibit A-1b - Form of Class II-A Note
Exhibit A-1c - Form of Class A-IO Note

                                  EXHIBIT A-1A

                             FORM OF CLASS I-A NOTE

                                  EXHIBIT A-1B

                            FORM OF CLASS II-A NOTE

                                  EXHIBIT A-1C

                            FORM OF CLASS A-IO NOTE

                                  EXHIBIT A-2

                       FORM OF OFFERED SUBORDINATE NOTES

Exhibit A-2a - Form of Class M-1 Note
Exhibit A-2b - Form of Class M-2 Note
Exhibit A-2c - Form of Class B-1 Note
Exhibit A-2d - Form of Class B-2 Note

                                  EXHIBIT A-2a

                             Form of Class M-1 Note

                                  EXHIBIT A-2b

                             Form of Class M-2 Note

                                  EXHIBIT A-2c

                             Form of Class B-1 Note

                                  EXHIBIT A-2d

                             Form of Class B-2 Note

                                  EXHIBIT A-3

                        FORM OF NON-OFFERED SENIOR NOTE

Exhibit A-3a - Form of Variable Funding Note
Exhibit A-3b - Form of Capped Funding Note

                                  EXHIBIT A-3a

                         Form of Variable Funding Note

                                  EXHIBIT A-3b

                          Form of Capped Funding Note

                      FORM OF CAPPED VARIABLE FUNDING NOTE

THIS CAPPED VARIABLE FUNDING NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

THE PRINCIPAL OF THIS CAPPED VARIABLE FUNDING NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CAPPED VARIABLE FUNDING NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CAPPED VARIABLE FUNDING NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

                            [NAME OF ISSUING ENTITY]

                   ASSET-BACKED CAPPED VARIABLE FUNDING NOTE,
                                SERIES 200__-__

     No. VFN Capped -___

     Note Rate: as set forth herein.

     Initial Principal Balance: ___

     [Name of Issuing Entity], a statutory trust duly organized and existing under the laws of the State of [Delaware] (herein referred to as the "Issuing Entity"), for value received, hereby promises to pay to [Name of Sellyr] or its registered assigns, the principal amount set forth on Schedule A attached hereto (or otherwise owing hereunder as determined pursuant to the Indenture), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Variable Funding Balances of all Variable Funding Notes immediately prior to such Payment Date) of the aggregate amount, if any, payable in respect of principal of the Variable Funding Notes pursuant to Section 3.05 of the indenture dated as of ______, 200__, (the "Indenture"), between the Issuing Entity and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Capped Variable Funding Note shall be due and payable on the [_______________] Payment Date to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meaning set forth in Appendix A to the Indenture.

     Interest on this Capped Variable Funding Note will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Carry-Forward Amounts (as further described in the Indenture). Interest on this Capped Variable Funding Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and 360-day year.

     Principal of and interest on this Capped Variable Funding Note will be payable on the related Payment Date as described in the Indenture. "Payment Date" means the 25th day of each month or, if any such day is not a Business Day, the immediately succeeding Business Day.

     If an Event of Default shall have occurred and be continuing with respect to the Notes, then the Indenture Trustee, acting at the direction of the Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Variable Funding Notes shall be made pro rata to the Holders of Variable Funding Notes entitled thereto.

     Payments of interest on this Capped Variable Funding Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Capped Variable Funding Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Capped Variable Funding Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Capped Variable Funding Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Capped Variable Funding Note and of any Variable Funding Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Capped Variable Funding Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuing Entity, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Capped Variable Funding Note at the address specified in such notice of final payment.

     Principal of and interest on this Capped Variable Funding Note will be payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Capped Variable Funding Note will generally be applied first to interest due and payable on this Capped Variable Funding Note and then to the unpaid principal of this Capped Variable Funding Note.

     Reference is made to the further provisions of this Capped Variable Funding Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Capped Variable Funding Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Capped Variable Funding Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supercede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

                     REVERSE OF CAPPED VARIABLE FUNDING NOTE

     This Capped Variable Funding Note is one of a duly authorized issue of Variable Funding Notes of the Issuing Entity, designated as its Asset-Backed Variable Funding Notes, Series 200__-__ (the "Variable Funding Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Variable Funding Notes. The Variable Funding Notes are subject to all terms of the Indenture.

     The Variable Funding Notes and the Offered Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Capped Variable Funding Note may be registered on the Note Register upon surrender of this Capped Variable Funding Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, and accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Variable Funding Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Capped Variable Funding Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Capped Variable Funding Note.

     Each Holder of a Variable Funding Note, by its acceptance of a Variable Funding Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee, the Seller, the Master Servicer, the Depositor or the Indenture Trustee on the Variable Funding Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Holder of a Variable Funding Note, by its acceptance of a Variable Funding Note, covenants and agrees by accepting the benefits of the Indenture that such Holder will not at any time institute against the Depositor, the Seller, the Master Servicer or the Issuing Entity, or join in any institution against the Depositor, the Seller, the Master Servicer or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Capped Variable Funding Notes, the Indenture or the other Basic Documents.

          The Holder of this Variable Funding Note or Beneficial Owner of any interest herein is deemed to represent that either that:

          (i) The Holder of this Variable Funding Note or Beneficial Owners is neither (A) a Plan subject to ERISA and/or the Code nor (B) any Person who is directly or indirectly purchasing such Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with Plan Assets of a Plan; or

          (ii) The Holder of this Variable Funding Note or Beneficial Owner is a Plan or a Person purchasing such Variable Funding Note with Plan Assets and represents that, as of the date of transfer, the Variable Funding Notes are rated investment grade or better, (B) such Holder or Beneficial Owner believes that the Variable Funding Notes are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Variable Funding Notes, and (C) the acquisition and holding of the Variable Funding Note will not give rise to a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; or

          (iii) Alternatively, regardless of the rating of the Variable Funding Notes, such Holder of this Variable Funding Note or Beneficial Owner may provide the Indenture Trustee with an Opinion of Counsel (which will not be at the expense of the Trust Estate, the Depositor, the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Administrators or the Note Registrar) which establishes to the satisfaction of the Indenture Trustee that the purchase, holding and transfer of such Variable Funding Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Owner Trustee, the Administrators, the Depositor, the Note Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture.

     The Issuing Entity has entered into the Indenture and this Capped Variable Funding Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Variable Funding Notes will qualify as indebtedness of the Issuing Entity. Each Holder of a Variable Funding Note, by its acceptance of a Variable Funding Note, agrees to treat the Variable Funding Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuing Entity.

     Prior to the due presentment for registration of transfer of this Capped Variable Funding Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in the name of which this Capped Variable Funding Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Capped Variable Funding Note be overdue, and none of the Issuing Entity, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the Indenture Trustee and the rights of the Holders of the Variable Funding Notes under the Indenture at any time by the Issuing Entity and the Indenture Trustee with the consent of the Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes affected thereby, and with prior written notice to each Rating Agency. The Indenture also contains provisions permitting the Holders of Notes representing specified aggregate Note Balances, on behalf of all Noteholders, to waive compliance by the Issuing Entity with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Capped Variable Funding Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Capped Variable Funding Note and of any Variable Funding
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Capped Variable Funding Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders but with prior written notice to each Rating Agency.

     The term "Issuing Entity" as used in this Capped Variable Funding Note includes any successor to the Issuing Entity under the Indenture.

     The Issuing Entity is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Variable Funding Notes under the Indenture.

     The Variable Funding Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Capped Variable Funding Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Capped Variable Funding Note or of the Indenture shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Capped Variable Funding Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of [Name of Owner Trustee] or [Name Of Indenture Trustee] in their respective individual capacities, any owner of a beneficial interest in the Issuing Entity, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Capped Variable Funding Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Capped Variable Funding Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuing Entity for any and all liabilities, obligations and undertakings contained in the Indenture or in this Capped Variable Funding Note.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuing Entity and not in its individual capacity, has caused this Capped Variable Funding Note to be duly executed.

                                       [NAME OF ISSUING ENTITY]


                                        By:  [NAME OF OWNER TRUSTEE], not in its
                                             individual capacity but solely as
                                             Owner Trustee
                                             By: _______________________________
                                                      Authorized Signatory

                                     Dated:

                         CERTIFICATE OF AUTHENTICATION

     This is one of the Capped Variable Funding Notes referred to in the within-mentioned Indenture.

                                       [NAME OF ISSUING ENTITY]


                                        By:  [NAME OF OWNER TRUSTEE], not in its
                                             individual capacity but solely as
                                             Indenture Trustee
                                             By: _______________________________
                                                      Authorized Signatory

                                     Dated:

                                   ASSIGNMENT

     Social Security or taxpayer I.D. or other identifying number of assignee:
__________________________________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto
____________________________________________________________________________
____________________________________________________________________________
(name and address of assignee)

     the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_________________________     _______________________________*/
                                    _______________________________*/

_____________
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   ASSIGNMENT

     Social Security or taxpayer I.D. or other identifying number of assignee:
____________________________________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto
_____________________________________________________________________________
_____________________________________________________________________________
(name and address of assignee)

     the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_________________________     _______________________________*/
                                    _______________________________*/

_____________
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  EXHIBIT A-4

                      FORM OF NON-OFFERED SUBORDINATE NOTE

Exhibit A-4a - Form of X-1 Note
Exhibit A-4b - Form of X-2A Note
Exhibit A-4c - Form of X-2B Note

                                  EXHIBIT A-4a

                        Exhibit A-4a - Form of X-1 Note

                                  EXHIBIT A-4b

                        Exhibit A-4b - Form of X-2A Note

                                  EXHIBIT A-4c

                        Exhibit A-4c - Form of X-2B Note

                                   EXHIBIT B

                  FORM OF RULE 144A INVESTMENT REPRESENTATION

     Description of Rule 144A Securities, including numbers:

____________________________
____________________________
____________________________

     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

(a) In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of' general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

(b) The Buyer warrants and represents to, and covenants with, the Indenture Trustee and the Issuing Entity (as defined in the Indenture (the "Indenture"), dated as of ______, 200__,, between [Name of Issuing Entity], as Issuing Entity, and [Name of Indenture Trustee], as Indenture Trustee), pursuant to Section 4.02 of the Indenture, as follows:

     a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

     b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

     c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Servicer.

     d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

     e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

(c) This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

____________________________________   _________________________________________
Print Name of Seller                   Print Name of Buyer


By: ________________________________   By: _____________________________________
    Name:                                  Name:
    Title:                                 Title:


Taxpayer Identification:               Taxpayer Identification:

No:_________________________________   No:______________________________________

Date:_______________________________   Date:____________________________________

                                                            ANNEX 1 TO EXHIBIT B

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             For Buyers Other Than Registered Investment Companies

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Buyer owned and/or invested on a discretionary basis $_________________* in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and
          (ii) the Buyer satisfies the criteria in the category marked below.

___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar statutory trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

___ Bank. The Buyer (i) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (ii) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___ Savings and Loan. The Buyer (i) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (ii) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory of the United States.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of such State or its political subdivisions, for the benefit of its employees.

___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (i) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (ii) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

Yes _____ No ______     Will the Buyer be purchasing the Rule 144A Securities
                        only for the Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                          ___________________________________
                                          Print Name of Buyer


                                          By: __________________________________
                                              Name:
                                              Title:

                                              Date: ____________________________

                                                            ANNEX 2 TO EXHIBIT B

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers that are Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

___ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                         ___________________________________
                                         Print Name of Buyer


                                          By:
                                               _________________________________
                                               Name:
                                               Title:

                                               Date: ___________________________


                                          IF AN ADVISER


                                          _________________________________
                                          Print Name of Buyer


                                          By:  _________________________________
                                               Name:

                                                                       EXHIBIT C

                     FORM OF INVESTOR REPRESENTATION LETTER

Bear Stearns Asset Backed Securities, Inc.               _________, ____
383 Madison Avenue, 10th Floor
New York, NY 10179

[Name of Indenture Trustee]
______________________________
______________________________
______________________________

Attention: Corporate Trust Administration

     Re:    Asset-Backed Capped Funding Notes, Series 200_-_

Ladies and Gentlemen:

     ________________ (the "Purchaser") intends to purchase $_________
Asset-Backed Capped Funding Notes, Series 200_-_ (the "Capped Funding Notes"), issued pursuant to the indenture dated as of ______, 200__, (the "Indenture"), between [[Name of Issuing Entity], as issuing entity (the "Issuing Entity"), and [Name of Indenture Trustee], as indenture trustee (the "Indenture Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Issuing Entity and the Indenture Trustee that:

     (a) The Purchaser understands that (i) the Capped Funding Notes have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (ii) the Issuing Entity is not required to so register or qualify the Capped Funding Notes, (iii) the Capped Funding Notes may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (iv) the Indenture contains restrictions regarding the transfer of the Capped Funding Notes and (v) the Capped Funding Notes will bear a legend to the foregoing effect.

     (b) The Purchaser is acquiring the Capped Funding Notes for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

     (c) The Purchaser represents that:

          (1) The Purchaser is neither (A) an employee benefit plan or other (i) retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), nor (B) any Person who is directly or indirectly purchasing such Capped Funding Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with "Plan Assets" (as defined under the DOL Regulation at 29 C.F.R. Section 2510.3-101) of a Plan; or

          (2) (A) the Purchaser is a Plan or a Person purchasing such Capped Funding Note with "Plan Assets" and represents that, as of the date of the transfer, the Capped Funding Notes are rated investment grade or better,
     (B) the Purchaser believes that the Capped Funding Notes are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Capped Funding Notes, and
     (C) the acquisition and holding of the Capped Funding Note will not give rise to a non-exempt prohibited transaction under section 406 of ERISA or
     Section 4975 of the Code; or

          (3) The Purchaser has provided the Note Registrar with an Opinion of Counsel, which Opinion of Counsel will not be at the expense of the Trust Estate, the Depositor, the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Administrators or the Note Registrar, which establishes to the satisfaction of the Indenture Trustee that the purchase, holding and transfer of such Capped Funding Notes or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under section 406 of ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Owner Trustee, the Administrators, the Depositor, the Note Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture.


     (d) The Purchaser is (i) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Capped Funding Notes, such that it is capable of evaluating the merits and risks of investment in the Capped Funding Notes, (ii) able to bear the economic risks of such an investment and (iii) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

     (e) The Purchaser has been furnished with, and has had an opportunity to review (i) a copy of the Indenture and (ii) such other information concerning the Capped Funding Notes, the Mortgage Loans and the Issuing Entity as has been requested by the Purchaser from the Issuing Entity or the Seller and is relevant to the Purchaser's decision to purchase the Capped Funding Notes. The Purchaser has had any questions arising from such review answered by the Issuing Entity or the Seller to the satisfaction of the Purchaser.

     (f) The Purchaser has not and will not nor has it authorized or will it authorize any person to (i) offer, pledge, sell, dispose of or otherwise transfer any Note, any interest in any Note or any other similar security to any person in any manner, (ii) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Note, any interest in any Note or any other similar security from any person in any manner, (iii) otherwise approach or negotiate with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (iv) make any general solicitation by means of general advertising or in any other manner or (v) take any other action, that (as to any of (i) through (v) above) would constitute a distribution of any Capped Funding Note under the Act, that would render the disposition of any Capped Funding Note a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Capped Funding Notes, except in compliance with the provisions of the Indenture.

     (g) The Purchaser is not a non-United States person.

                                         Very truly yours,


                                         By: ___________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT D

                    FORM OF TRANSFEROR REPRESENTATION LETTER

Bear Stearns Asset Backed Securities, Inc.                    _________, ____
383 Madison Avenue, 10th Floor
New York, NY 10179

[Name of Indenture Trustee]
______________________________
______________________________
______________________________

Attention: Corporate Trust Administration

     Re:    Asset-Backed Capped Funding Notes, Series 200_-_

Ladies and Gentlemen:

     ___________ (the "Purchaser") intends to purchase $________ Asset-Backed Capped Funding Notes, Series 200_-_ (the "Notes"), issued pursuant to an indenture dated as of ______ 1, 200_ (the "Indenture"), between [Name of Issuing Entity], as issuing entity (the "Issuing Entity"), and [Name of Indenture Trustee], as indenture trustee (the "Indenture Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture. The Seller hereby certifies, represents and warrants to, and covenants with, the Issuing Entity and the Indenture Trustee that:

     Neither the Seller nor anyone acting on its behalf has (i) offered, pledged, sold, disposed of or otherwise transferred any Capped Funding Note, any interest in any Capped Funding Note or any other similar security to any person in any manner, (ii) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Capped Funding Note, any interest in any Capped Funding Note or any other similar security from any person in any manner,
(iii) has otherwise approached or negotiated with respect to any Capped Funding Note, any interest in any Capped Funding Note or any other similar security with any person in any manner, (iv) has made any general solicitation by means of general advertising or in any other manner, or (v) has taken any other action, that (as to any of (i) through (v) above) would constitute a distribution Capped Funding Notes under the Securities Act of 1933, as amended (the "Act"), that would render the disposition of any Capped Funding Note a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Capped Funding Note. The Seller has not and will not sell or otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.

                                         Very truly yours,


                                         By: ___________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT E

                         FORM OF REPRESENTATION LETTER

Bear Stearns Asset Backed Securities, Inc.                    _________, ____
383 Madison Avenue, 10th Floor
New York, NY 10179

[Name of Owner Trustee]
______________________________
______________________________
______________________________

[Name of Indenture Trustee]
______________________________
______________________________
______________________________

     Re:    Bear Stearns Asset Backed Securities Inc.
            [Name of Issuing Entity],
            Non-Offered Subordinate Notes

Dear Sirs:

     One or more Non-Offered Subordinate Notes (the "Transferee") intends to acquire from ____________ (the "Seller"), issued pursuant to an indenture dated as of August 1, 2003 (the "Indenture"), between [Name of Issuing Entity], as Issuing Entity (the "Issuing Entity") and [Name of Indenture Trustee], as Indenture Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

     The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Administrator and the Indenture Trustee that:

     (a) the Transferee is acquiring the Non-Offered Subordinate Note for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition;

     (b) the Transferee is not a partnership, grantor trust or S corporation for federal income tax purposes, or, if the Transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Non-Offered Subordinate Notes are not more than 50% of the assets of the partnership, grantor trust or S corporation;

     (c) the Transferee will not (x) incur indebtedness secured by Non-Offered Subordinate Notes where payments on such indebtedness bear a relationship to payments on either the Mortgage Loans in Group I or the Mortgage Loans as a whole within the meaning of Treasury Regulations Section 301.7701(i)-1(f) or (y) use a partnership, trust or other entity to indirectly achieve the result described in clause (x); and

     (d) the Transferee has been furnished with, and has had an opportunity to review a copy of the Indenture. The Transferee agrees to be bound by the Indenture.

                                         Very truly yours,


                                         By: ___________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT F

                       CERTIFICATE OF NON-FOREIGN STATUS

     This Certificate of Non-Foreign Status (the "Certificate") is delivered pursuant to Section 4.02 of the indenture dated as of ______ 1, 200_ (the "Indenture"), between [Name of Issuing Entity], as Issuing Entity (the "Issuing Entity") and [Name of Indenture Trustee], as Indenture Trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of the Non-Offered Subordinate Note. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

     Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

     In addition, each holder shall submit with this Certificate an IRS Form W-9 relating to such holder.

     To confirm to the Indenture Trustee, the Owner Trustee and the Issuing Entity that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Non-Offered Subordinate Note held by the undersigned, the undersigned hereby certifies:

Part I - Complete Either A or B

     A. Individual as Beneficial Owner

          1. I am (The Beneficial Owner is) not a non-resident alien for purposes of U.S. income taxation;

          2. My (The Beneficial Owner's) name and home address

          _____________________________
          _____________________________; and

          3. My (The Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is ___________________.

     B. Corporate, Partnership or Other Entity as Beneficial Owner

          1. _________________ (Name of the Beneficial Owner) is not a foreign corporation, foreign foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

          2. The Beneficial Owner's office address and place of incorporation (if applicable) is and

          3. The Beneficial Owner's U.S. employer identification number is
________________.

Part II - Nominees

     If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this Certificate has been made in reliance upon information contained in:

     ___ an IRS Form W-9

     ___ a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least 30 days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate to the Trust promptly after such change.

Part III - Declaration

     The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within 60 days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this Certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

     Under penalties of perjury, I declare that I have examined this Certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.

                                         _______________________________________
                                                           Name

                                         _______________________________________
                                                  Title (if applicable)

                                         _______________________________________
                                                    Signature and Date



*NOTE: If signed pursuant to a power of attorney, the power of attorney must accompany this Certificate.

                                                                       EXHIBIT G

             FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

          Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY - PARTIES]

          I, ________________________________, the _______________________ of
          [NAME OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

         (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

         (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

         (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

         (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.




         Date:    _________________________



         By:
         Name:    ________________________________
         Title:   ________________________________

                                    EXHIBIT H

                        FORM 10-D, FORM 8-K AND FORM 10-K
                            REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the Securities Administrator pursuant to Section 3.18(a)(iv). If the Securities Administrator is indicated below as to any item, then the Securities Administrator is primarily responsible for obtaining that information.

Under Item 1 of Form 10-D: a) items marked "6.07 statement" are required to be included in the periodic Distribution Date statement under Section 6.07, provided by the Securities Administrator based on information received from the Master Servicer; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the 6.07 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.

------------ --------- ------------------------------------------ ------------------ ------------ --------------------
                                                                                     MASTER       SECURITIES
FORM         ITEM      DESCRIPTION                                SERVICERS          SERVICER     ADMINISTRATOR
------------ ---------------------------------------------------------------------------------------------------------
10-D Must be filed within 15 days of the distribution date for the asset-backed securities.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
             1         DISTRIBUTION AND POOL PERFORMANCE
                       INFORMATION
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       ITEM  1121(A)  -  DISTRIBUTION  AND  POOL
                       PERFORMANCE INFORMATION
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (1) Any applicable record dates, accrual          X
                       dates, determination dates for calculating
                       distributions   and  actual   distribution
                       dates for the distribution period.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (2) Cash flows received and the sources           X
                       thereof   for   distributions,   fees  and
                       expenses.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (3) Calculated amounts and distribution           X
                       of  the  flow  of  funds  for  the  period
                       itemized by type and  priority of payment,
                       including:
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                                (i) Fees or expenses accrued             X
                       and paid,  with an  identification  of the
                       general purpose of such fees and the party
                       receiving such fees or expenses.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                                (ii)  Payments  accrued  or paid
                       with  respect  to   enhancement  or  other
                       support   identified   in  Item   1114  of
                       Regulation AB (such as insurance  premiums
                       or other  enhancement  maintenance  fees),
                       with  an  identification  of  the  general
                       purpose  of such  payments  and the  party
                       receiving such payments.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                                (iii) Principal, interest and
                        other  distributions  accrued and paid on
                        the  asset-backed  securities by type and
                        by class or series and any  principal  or
                        interest shortfalls or carryovers.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                                (iv) The amount of excess cash
                        flow or excess spread and the disposition
                        of excess cash flow.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (4) Beginning and ending principal
                        balances of the asset-backed securities.

------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (5)  Interest  rates  applicable  to  the
                       pool   assets   and   the    asset-backed
                       securities,   as   applicable.   Consider
                       providing  interest rate  information for
                       pool      assets      in      appropriate
                       distributional   groups  or   incremental
                       ranges.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (6)  Beginning  and ending  balances  of
                       transaction  accounts,   such  as  reserve
                       accounts,  and material  account  activity
                       during the period.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (7) Any  amounts  drawn  on any  credit
                       enhancement or other support identified in
                       Item 1114 of Regulation AB, as applicable,
                       and the amount of coverage remaining under
                       any  such   enhancement,   if  known   and
                       applicable.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (8) Number  and amount of pool  assets at
                       the  beginning and ending of each period,
                       and     updated     pool      composition
                       information,  such  as  weighted  average
                       coupon,  weighted average life,  weighted
                       average  remaining term, pool factors and
                       prepayment amounts.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (9) Delinquency and loss information for
                       the period.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                                In  addition, describe  any                             X
                                material  changes to the
                                information  specified in
                                Item  1100(b)(5) of
                                Regulation AB regarding the
                                pool assets.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (10)  Information  on the amount,  terms
                       and general  purpose of any advances  made
                       or reimbursed during the period, including
                       the general use of funds  advanced and the
                       general     source     of    funds     for
                       reimbursements.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (11)   Any   material   modifications,
                       extensions or waivers to pool asset terms,
                       fees,  penalties  or  payments  during the
                       distribution    period    or   that   have
                       cumulatively become material over time.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (12) Material breaches of pool asset                                              X
                       representations orwarranties or                                             (subject to
                       transaction covenants.                                                    Depositor approval)
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (13)  Information on ratio,  coverage or
                       other tests used for determining any early
                       amortization,    liquidation    or   other
                       performance   trigger   and   whether  the
                       trigger was met.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       (14)  Information   regarding  any  new
                       issuance of asset-backed securities backed
                       by the same asset pool,
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                             [information  regarding]  any  pool                     X
                             asset   changes   (other   than  in
                             connection   with  a   pool   asset
                             converting  into cash in accordance
                             with its terms),  such as additions
                             or  removals in  connection  with a
                             prefunding or revolving  period and
                             pool   asset    substitutions   and
                             repurchases  (and  purchase  rates,
                             if  applicable),   and  cash  flows
                             available  for  future   purchases,
                             such   as  the   balances   of  any
                             prefunding  or revolving  accounts,
                             if applicable.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                             Disclose  any  material  changes in                     X
                             the solicitation,  credit-granting,
                             underwriting,          origination,
                             acquisition   or   pool   selection
                             criteria    or    procedures,    as
                             applicable,   used  to   originate,
                             acquire  or  select  the  new  pool
                             assets.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       ITEM 1121(B) -  PRE-FUNDING  OR REVOLVING
                       PERIOD INFORMATION

                       Updated pool information as required under
                       Item 1121(b).
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
             2         LEGAL PROCEEDINGS
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       Item  1117  -  Legal  proceedings  pending
                       against the following  entities,  or their
                       respective  property,  that is material to
                       Certificateholders,  including proceedings
                       known to be  contemplated  by governmental
                       authorities:
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       Sponsor (Seller)
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       Depositor
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       Trustee
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       Issuing entity
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       Master Servicer,  affiliated  Servicer,                                          X
                       other  Servicer  servicing  20% or more of
                       pool  assets  at  time  of  report,  other
                       material servicers
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       Certificate Administrator
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       Originator  of 20% or more of pool assets                     X
                       as of the Cut-off Date
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       Custodian
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
             3         SALES OF SECURITIES AND USE OF PROCEEDS
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       INFORMATION FROM ITEM 2(A) OF PART II OF
                       FORM  10-Q:

                       With respect to any sale of  securities by
                       the sponsor,  depositor or issuing entity,
                       that are  backed by the same asset pool or
                       are   otherwise   issued  by  the  issuing
                       entity, whether or not registered, provide
                       the sales and use of proceeds  information
                       in Item  701 of  Regulation  S-K.  Pricing
                       information  can be omitted if  securities
                       were not registered.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
             4         DEFAULTS UPON SENIOR SECURITIES
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       INFORMATION  FROM  ITEM 3 OF  PART  II OF                                 X
                       FORM 10-Q:

                       Report  the  occurrence  of any  Event of
                       Default  (after  expiration  of any grace
                       period  and  provision  of  any  required
                       notice)
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
             5         SUBMISSION OF MATTERS TO A VOTE OF
                       SECURITY HOLDERS
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       INFORMATION FROM ITEM 4 OF PART II OF                                     X
                       FORM 10-Q
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
             6         SIGNIFICANT OBLIGORS OF POOL ASSETS
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       ITEM   1112(B)  -   SIGNIFICANT   OBLIGOR                     X
                       FINANCIAL INFORMATION*
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       *This information need only be reported on
                       the Form 10-D for the distribution  period
                       in which updated  information  is required
                       pursuant to the Item.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
             7         SIGNIFICANT ENHANCEMENT PROVIDER
                       INFORMATION
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       ITEM  1114(B)(2)  -  CREDIT   ENHANCEMENT
                       PROVIDER FINANCIAL INFORMATION*
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                             Determining  applicable  disclosure                     X
                             threshold
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                             Obtaining     required    financial                     X
                             information       or      effecting
                             incorporation by reference
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       ITEM  1115(B) -  DERIVATIVE  COUNTERPARTY
                       FINANCIAL INFORMATION*
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                             Determining     current     maximum
                             probable exposure
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                             Determining  current   significance                                 X
                             percentage
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                             Obtaining     required    financial                                 X
                             information       or      effecting
                             incorporation by reference
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       *This information need only be reported on
                       the Form 10-D for the distribution  period
                       in which updated  information  is required
                       pursuant to the Items.
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
             8         OTHER INFORMATION
------------ --------- ------------------------------------------ ----------------------------------------------------
                       DISCLOSE ANY INFORMATION REQUIRED TO BE    The Responsible Party for the applicable Form 8-K it
                       THE FORM 10-D BUT NOT REPORTED
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
             9         EXHIBITS
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       Distribution report                                                       X
------------ --------- ------------------------------------------ ------------------ ----------- --------------------
                       EXHIBITS   REQUIRED   BY   ITEM   601  OF
                       REGULATION    S-K,   SUCH   AS   MATERIAL
                       AGREEMENTS
------------ ---------------------------------------------------------------------------------------------------------
8-K          Must be filed within four business days of an event reportable on Form 8-K.
             ===========================================================================
------------ ---------------------------------------------------------------------------------------------------------
             1.01       ENTRY   INTO   A   MATERIAL   DEFINITIVE
                        AGREEMENT
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Disclosure is required  regarding  entry                     X
                        into  or  amendment  of  any  definitive
                        agreement   that  is   material  to  the
                        securitization,  even  if  depositor  is
                        not a party.

                        Examples:      servicing      agreement,
                        custodial agreement.

                        Note:  disclosure  not  required  as  to
                        definitive  agreements  that  are  fully
                        disclosed in the prospectus
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             1.02       TERMINATION  OF  A  MATERIAL  DEFINITIVE
                        AGREEMENT
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                       Disclosure    is    required     regarding
                       termination  of any  definitive  agreement
                       that  is  material  to the  securitization
                       (other than  expiration in accordance with
                       its  terms),  even if  depositor  is not a
                       party.

                       Examples:  servicing agreement,  custodial
                       agreement.
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             1.03       BANKRUPTCY OR RECEIVERSHIP
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Disclosure  is  required  regarding  the                     X
                        bankruptcy or receivership,  if known to
                        the  Master  Servicer,  with  respect to
                        any of the following:

                       Sponsor   (Seller),    Depositor,   Master
                       Servicer,   affiliated   Servicer,   other
                       Servicer  servicing  20% or  more  of pool
                       assets at time of report,  other  material
                       servicers,    Certificate   Administrator,
                       Trustee,   significant   obligor,   credit
                       enhancer   (10%  or   more),   derivatives
                       counterparty, Custodian
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             2.04       TRIGGERING EVENTS THAT ACCELERATE OR
                        INCREASE A DIRECT FINANCIAL OBLIGATION
                        OR AN OBLIGATION UNDER AN OFF-BALANCE
                        SHEET ARRANGEMENT
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Includes    an    early    amortization,                     X
                        performance   trigger  or  other  event,
                        including  event of default,  that would
                        materially     alter     the     payment
                        priority/distribution       of      cash
                        flows/amortization schedule.

                       Disclosure  will be made of  events  other
                       than   waterfall    triggers   which   are
                       disclosed in the 6.07 statement
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             3.03       MATERIAL MODIFICATION TO RIGHTS OF
                        SECURITY HOLDERS
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Disclosure is required of any material                                   X
                        modification to documents defining the
                        rights of Certificateholders, including
                        the Pooling and Servicing Agreement
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             5.03       AMENDMENTS TO ARTICLES OF INCORPORATION
                        OR BYLAWS; CHANGE IN FISCAL YEAR
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Disclosure is required of any amendment
                        "to the governing documents of the
                        issuing entity"
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             5.06       CHANGE IN SHELL COMPANY STATUS
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        [Not applicable to ABS issuers]
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             6.01       ABS INFORMATIONAL AND COMPUTATIONAL
                        MATERIAL
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        [Not included in reports to be filed
                        under Section 3.18]
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             6.02       CHANGE OF SERVICER OR TRUSTEE
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Requires   disclosure  of  any  removal,                     X
                        replacement,  substitution  or  addition
                        of  any  master   servicer,   affiliated
                        servicer,  other servicer  servicing 10%
                        or  more  of  pool  assets  at  time  of
                        report,    other   material   servicers,
                        certificate  administrator  or  trustee.
                        Reg AB disclosure about any new servicer
                        or trustee is also required.
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             6.03       CHANGE IN CREDIT ENHANCEMENT OR OTHER
                        EXTERNAL SUPPORT
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Covers  termination  of any  enhancement                                 X
                        in manner  other than by its terms,  the
                        addition   of  an   enhancement,   or  a
                        material   change  in  the   enhancement
                        provided.  Applies  to  external  credit
                        enhancements  as  well  as  derivatives.
                        Reg   AB   disclosure    about   any   new
                        enhancement provider is also required.
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             6.04       FAILURE TO MAKE A REQUIRED DISTRIBUTION                                  X
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             6.05       SECURITIES ACT UPDATING DISCLOSURE
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        If  any  material  pool   characteristic
                       differs  by 5% or  more  at  the  time  of
                       issuance  of  the   securities   from  the
                       description   in  the  final   prospectus,
                       provide  updated Reg AB  disclosure  about
                       the actual asset pool.
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                       If  there  are  any  new  servicers  or
                       originators required to be disclosed under
                       Regulation   AB  as  a   result   of   the
                       foregoing,  provide the information called
                       for in Items 1108 and 1110 respectively.
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             7.01       REGULATION FD DISCLOSURE
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             8.01       OTHER EVENTS
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                       Any  event,   with   respect  to  which
                       information is not otherwise called for in
                       Form  8-K,  that the  registrant  deems of
                       importance to security holders.
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             9.01       FINANCIAL STATEMENTS AND EXHIBITS         The Responsible Party applicable to reportable event
------------ --------------------------------------------------------------------------------------------------------
10-K Must be filed within 90 days of the fiscal year end for the registrant.
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             9B         OTHER INFORMATION
------------ ---------- ----------------------------------------- ----------------------------------------------------
                        Disclose any information required to be   The Responsible Party for the applicable Form 8-K it
                        reported  on Form 8-K  during  the fourth
                        quarter  covered by the Form 10-K but not
                        reported
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
             15         EXHIBITS   AND    FINANCIAL    STATEMENT
                        SCHEDULES
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        ITEM  1112(B)  -   SIGNIFICANT   OBLIGOR                     X
                        FINANCIAL INFORMATION
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        ITEM  1114(B)(2)  -  CREDIT  ENHANCEMENT
                        PROVIDER FINANCIAL INFORMATION
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                             Determining  applicable  disclosure                                 X
                             threshold
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                             Obtaining     required    financial                                 X
                             information       or      effecting
                             incorporation by reference
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        ITEM 1115(B) -  DERIVATIVE  COUNTERPARTY
                        FINANCIAL INFORMATION
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                             Determining     current     maximum
                             probable exposure
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                             Determining  current   significance                                 X
                             percentage
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                             Obtaining     required    financial                                 X
                             information       or      effecting
                             incorporation by reference
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Item  1117 -  Legal  proceedings  pending
                        against the following entities,  or their
                        respective property,  that is material to
                        Certificateholders, including proceedings
                        known to be  contemplated by governmental
                        authorities:
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Sponsor (Seller)
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Depositor
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Trustee
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Issuing entity
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Master Servicer,  affiliated  Servicer,                      X
                        other  Servicer  servicing 20% or more of
                        pool  assets  at  time of  report,  other
                        material servicers
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Certificate Administrator
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Originator   of  20%  or  more  of  pool                     X
                        assets as of the Cut-off Date
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Custodian
 ----------- ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Item    1119    -    Affiliations     and
                        relationships   between   the   following
                        entities, or their respective affiliates,
                        that are material to Certificateholders:
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Sponsor (Seller)
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Depositor
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Trustee
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Master Servicer, affiliated Servicer, X other Servicer
                        servicing 20% or more of pool assets at time of report,
                        other material servicers
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Certificate Administrator
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Originator                                                   X
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Custodian
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Credit Enhancer/Support Provider                                         X
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        Significant Obligor                                          X
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        ITEM  1122 -  ASSESSMENT  OF  COMPLIANCE  X                  X           X
                        WITH SERVICING CRITERIA
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------
                        ITEM   1123   -   SERVICER    COMPLIANCE  X                  X
                        STATEMENT
------------ ---------- ----------------------------------------- ------------------ ----------- --------------------



[TABLE CONTINUED]



------------ --------- ------------------------------------------ - --------------- ----------- --------------- --------------
                                                                                    PAYING                      6.07
FORM         ITEM      DESCRIPTION                                  CUSTODIAN       AGENT       TRUSTEE         STATEMENT
------------ -------------------------------------------------------------------------------------------------- --------------
10-D Must be filed within 15 days of the distribution date for the asset-backed securities.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
             1         DISTRIBUTION AND POOL PERFORMANCE
                       INFORMATION
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       ITEM  1121(A)  -  DISTRIBUTION  AND  POOL
                       PERFORMANCE INFORMATION
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (1) Any applicable record dates, accrual
                       dates, determination dates for calculating
                       distributions   and  actual   distribution
                       dates for the distribution period.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (2) Cash flows received and the sources
                       thereof   for   distributions,   fees  and
                       expenses.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (3) Calculated amounts and distribution
                       of  the  flow  of  funds  for  the  period
                       itemized by type and  priority of payment,
                       including:
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                                (i) Fees or expenses accrued
                       and paid,  with an  identification  of the
                       general purpose of such fees and the party
                       receiving such fees or expenses.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                                (ii)  Payments  accrued  or paid                                                X
                       with  respect  to   enhancement  or  other
                       support   identified   in  Item   1114  of
                       Regulation AB (such as insurance  premiums
                       or other  enhancement  maintenance  fees),
                       with  an  identification  of  the  general
                       purpose  of such  payments  and the  party
                       receiving such payments.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                                (iii) Principal, interest and                                                   X
                        other  distributions  accrued and paid on
                        the  asset-backed  securities by type and
                        by class or series and any  principal  or
                        interest shortfalls or carryovers.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                                (iv) The amount of excess cash                                                  X
                        flow or excess spread and the disposition
                        of excess cash flow.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (4) Beginning and ending principal                                                       X
                        balances of the asset-backed securities.

------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (5)  Interest  rates  applicable  to  the                                                X
                       pool   assets   and   the    asset-backed
                       securities,   as   applicable.   Consider
                       providing  interest rate  information for
                       pool      assets      in      appropriate
                       distributional   groups  or   incremental
                       ranges.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (6)  Beginning  and ending  balances  of                                                  X
                       transaction  accounts,   such  as  reserve
                       accounts,  and material  account  activity
                       during the period.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (7) Any  amounts  drawn  on any  credit                                                   X
                       enhancement or other support identified in
                       Item 1114 of Regulation AB, as applicable,
                       and the amount of coverage remaining under
                       any  such   enhancement,   if  known   and
                       applicable.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (8) Number  and amount of pool  assets at                                                 X
                       the  beginning and ending of each period,
                       and     updated     pool      composition
                       information,  such  as  weighted  average
                       coupon,  weighted average life,  weighted
                       average  remaining term, pool factors and
                       prepayment amounts.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (9) Delinquency and loss information for                                                  X
                       the period.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                                In  addition, describe  any
                                material  changes to the
                                information  specified in
                                Item  1100(b)(5) of
                                Regulation AB regarding the
                                pool assets.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (10)  Information  on the amount,  terms                                                  X
                       and general  purpose of any advances  made
                       or reimbursed during the period, including
                       the general use of funds  advanced and the
                       general     source     of    funds     for
                       reimbursements.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (11)   Any   material   modifications,                                                    X
                       extensions or waivers to pool asset terms,
                       fees,  penalties  or  payments  during the
                       distribution    period    or   that   have
                       cumulatively become material over time.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (12) Material breaches of pool asset
                       representations orwarranties or
                       transaction covenants.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (13)  Information on ratio,  coverage or                                                  X
                       other tests used for determining any early
                       amortization,    liquidation    or   other
                       performance   trigger   and   whether  the
                       trigger was met.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       (14)  Information   regarding  any  new
                       issuance of asset-backed securities backed
                       by the same asset pool,
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                             [information  regarding]  any  pool
                             asset   changes   (other   than  in
                             connection   with  a   pool   asset
                             converting  into cash in accordance
                             with its terms),  such as additions
                             or  removals in  connection  with a
                             prefunding or revolving  period and
                             pool   asset    substitutions   and
                             repurchases  (and  purchase  rates,
                             if  applicable),   and  cash  flows
                             available  for  future   purchases,
                             such   as  the   balances   of  any
                             prefunding  or revolving  accounts,
                             if applicable.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                             Disclose  any  material  changes in
                             the solicitation,  credit-granting,
                             underwriting,          origination,
                             acquisition   or   pool   selection
                             criteria    or    procedures,    as
                             applicable,   used  to   originate,
                             acquire  or  select  the  new  pool
                             assets.
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       ITEM 1121(B) -  PRE-FUNDING  OR REVOLVING
                       PERIOD INFORMATION

                       Updated pool information as required under
                       Item 1121(b).
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
             2         LEGAL PROCEEDINGS
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       Item  1117  -  Legal  proceedings  pending
                       against the following  entities,  or their
                       respective  property,  that is material to
                       Certificateholders,  including proceedings
                       known to be  contemplated  by governmental
                       authorities:
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       Sponsor (Seller)
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       Depositor
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       Trustee                                                                                  X
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       Issuing entity
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       Master Servicer,  affiliated  Servicer,
                       other  Servicer  servicing  20% or more of
                       pool  assets  at  time  of  report,  other
                       material servicers
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       Certificate Administrator
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       Originator  of 20% or more of pool assets
                       as of the Cut-off Date
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
                       Custodian                                   X
------------ --------- ------------------------------------------  ------------------ -------- ---------------- --------------
             3         SALES OF SECURITIES AND USE OF PROCEEDS
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                       INFORMATION FROM ITEM 2(A) OF PART II OF
                       FORM  10-Q:

                       With respect to any sale of  securities by
                       the sponsor,  depositor or issuing entity,
                       that are  backed by the same asset pool or
                       are   otherwise   issued  by  the  issuing
                       entity, whether or not registered, provide
                       the sales and use of proceeds  information
                       in Item  701 of  Regulation  S-K.  Pricing
                       information  can be omitted if  securities
                       were not registered.
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
             4         DEFAULTS UPON SENIOR SECURITIES
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                       INFORMATION  FROM  ITEM 3 OF  PART  II OF                               X
                       FORM 10-Q:

                       Report  the  occurrence  of any  Event of
                       Default  (after  expiration  of any grace
                       period  and  provision  of  any  required
                       notice)
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
             5         SUBMISSION OF MATTERS TO A VOTE OF
                       SECURITY HOLDERS
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                       INFORMATION FROM ITEM 4 OF PART II OF                                   X
                       FORM 10-Q
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
             6         SIGNIFICANT OBLIGORS OF POOL ASSETS
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                       ITEM   1112(B)  -   SIGNIFICANT   OBLIGOR
                       FINANCIAL INFORMATION*
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                       *This information need only be reported on
                       the Form 10-D for the distribution  period
                       in which updated  information  is required
                       pursuant to the Item.
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
             7         SIGNIFICANT ENHANCEMENT PROVIDER
                       INFORMATION
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                       ITEM  1114(B)(2)  -  CREDIT   ENHANCEMENT
                       PROVIDER FINANCIAL INFORMATION*
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                             Determining  applicable  disclosure
                             threshold
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                             Obtaining     required    financial
                             information       or      effecting
                             incorporation by reference
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                       ITEM  1115(B) -  DERIVATIVE  COUNTERPARTY
                       FINANCIAL INFORMATION*
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                             Determining     current     maximum
                             probable exposure
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                             Determining  current   significance
                             percentage
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                             Obtaining     required    financial
                             information       or      effecting
                             incorporation by reference
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                       *This information need only be reported on
                       the Form 10-D for the distribution  period
                       in which updated  information  is required
                       pursuant to the Items.
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
             8         OTHER INFORMATION
------------ --------- ------------------------------------------ -------------------------------------------------------------
                       DISCLOSE ANY INFORMATION REQUIRED TO BE    tem as indicated below. REPORTED ON FORM 8-K DURING THE PERIO
                       THE FORM 10-D BUT NOT REPORTED
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
             9         EXHIBITS
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                       Distribution report
------------ --------- ------------------------------------------  ------------------ -------- --------------- ---------------
                       EXHIBITS   REQUIRED   BY   ITEM   601  OF
                       REGULATION    S-K,   SUCH   AS   MATERIAL
                       AGREEMENTS
------------ ------------------------------------------------------------------------ -------- --------------- ---------------
8-K          Must be filed within four business days of an event
reportable on Form 8-K.
------------ ------------------------------------------------------------------------ -------- --------------- ---------------
             1.01       ENTRY   INTO   A   MATERIAL   DEFINITIVE
                        AGREEMENT
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Disclosure is required  regarding  entry                               X (if Master
                        into  or  amendment  of  any  definitive                               Servicer is
                        agreement   that  is   material  to  the                               not a party)
                        securitization,  even  if  depositor  is
                        not a party.

                        Examples:      servicing      agreement,
                        custodial agreement.

                        Note:  disclosure  not  required  as  to
                        definitive  agreements  that  are  fully
                        disclosed in the prospectus
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             1.02       TERMINATION  OF  A  MATERIAL  DEFINITIVE
                        AGREEMENT
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                       Disclosure    is    required     regarding
                       termination  of any  definitive  agreement
                       that  is  material  to the  securitization
                       (other than  expiration in accordance with
                       its  terms),  even if  depositor  is not a
                       party.

                       Examples:  servicing agreement,  custodial
                       agreement.
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             1.03       BANKRUPTCY OR RECEIVERSHIP
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Disclosure  is  required  regarding  the                               X (if Master
                        bankruptcy or receivership,  if known to                               Servicer is
                        the  Master  Servicer,  with  respect to                               not a party)
                        any of the following:

                       Sponsor   (Seller),    Depositor,   Master
                       Servicer,   affiliated   Servicer,   other
                       Servicer  servicing  20% or  more  of pool
                       assets at time of report,  other  material
                       servicers,    Certificate   Administrator,
                       Trustee,   significant   obligor,   credit
                       enhancer   (10%  or   more),   derivatives
                       counterparty, Custodian
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             2.04       TRIGGERING EVENTS THAT ACCELERATE OR
                        INCREASE A DIRECT FINANCIAL OBLIGATION
                        OR AN OBLIGATION UNDER AN OFF-BALANCE
                        SHEET ARRANGEMENT
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Includes    an    early    amortization,
                        performance   trigger  or  other  event,
                        including  event of default,  that would
                        materially     alter     the     payment
                        priority/distribution       of      cash
                        flows/amortization schedule.

                       Disclosure  will be made of  events  other
                       than   waterfall    triggers   which   are
                       disclosed in the 6.07 statement
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             3.03       MATERIAL MODIFICATION TO RIGHTS OF
                        SECURITY HOLDERS
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Disclosure is required of any material
                        modification to documents defining the
                        rights of Certificateholders, including
                        the Pooling and Servicing Agreement
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             5.03       AMENDMENTS TO ARTICLES OF INCORPORATION
                        OR BYLAWS; CHANGE IN FISCAL YEAR
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Disclosure is required of any amendment
                        "to the governing documents of the
                        issuing entity"
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             5.06       CHANGE IN SHELL COMPANY STATUS
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        [Not applicable to ABS issuers]
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             6.01       ABS INFORMATIONAL AND COMPUTATIONAL
                        MATERIAL
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        [Not included in reports to be filed
                        under Section 3.18]
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             6.02       CHANGE OF SERVICER OR TRUSTEE
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Requires   disclosure  of  any  removal,                               X
                        replacement,  substitution  or  addition
                        of  any  master   servicer,   affiliated
                        servicer,  other servicer  servicing 10%
                        or  more  of  pool  assets  at  time  of
                        report,    other   material   servicers,
                        certificate  administrator  or  trustee.
                        Reg AB disclosure about any new servicer
                        or trustee is also required.
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             6.03       CHANGE IN CREDIT ENHANCEMENT OR OTHER
                        EXTERNAL SUPPORT
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Covers  termination  of any  enhancement
                        in manner  other than by its terms,  the
                        addition   of  an   enhancement,   or  a
                        material   change  in  the   enhancement
                        provided.  Applies  to  external  credit
                        enhancements  as  well  as  derivatives.
                        Reg   AB   disclosure    about   any   new
                        enhancement provider is also required.
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             6.04       FAILURE TO MAKE A REQUIRED DISTRIBUTION                                X
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             6.05       SECURITIES ACT UPDATING DISCLOSURE
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        If  any  material  pool   characteristic
                       differs  by 5% or  more  at  the  time  of
                       issuance  of  the   securities   from  the
                       description   in  the  final   prospectus,
                       provide  updated Reg AB  disclosure  about
                       the actual asset pool.
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                       If  there  are  any  new  servicers  or
                       originators required to be disclosed under
                       Regulation   AB  as  a   result   of   the
                       foregoing,  provide the information called
                       for in Items 1108 and 1110 respectively.
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             7.01       REGULATION FD DISCLOSURE
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             8.01       OTHER EVENTS
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                       Any  event,   with   respect  to  which
                       information is not otherwise called for in
                       Form  8-K,  that the  registrant  deems of
                       importance to security holders.
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             9.01       FINANCIAL STATEMENTS AND EXHIBITS
------------ ----------------------------------------------------- ------------------ -------- --------------- ---------------
10-K Must be filed within 90 days of the fiscal year end for the registrant.
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             9B         OTHER INFORMATION
------------ ---------- ----------------------------------------- -------------------------------------------------------------
                        Disclose any information required to be
                        reported  on Form 8-K  during  the fourth
                        quarter  covered by the Form 10-K but not
                        reported
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
             15         EXHIBITS   AND    FINANCIAL    STATEMENT
                        SCHEDULES
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        ITEM  1112(B)  -   SIGNIFICANT   OBLIGOR
                        FINANCIAL INFORMATION
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        ITEM  1114(B)(2)  -  CREDIT  ENHANCEMENT
                        PROVIDER FINANCIAL INFORMATION
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                             Determining  applicable  disclosure
                             threshold
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                             Obtaining     required    financial
                             information       or      effecting
                             incorporation by reference
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        ITEM 1115(B) -  DERIVATIVE  COUNTERPARTY
                        FINANCIAL INFORMATION
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                             Determining     current     maximum
                             probable exposure
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                             Determining  current   significance
                             percentage
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                             Obtaining     required    financial
                             information       or      effecting
                             incorporation by reference
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Item  1117 -  Legal  proceedings  pending
                        against the following entities,  or their
                        respective property,  that is material to
                        Certificateholders, including proceedings
                        known to be  contemplated by governmental
                        authorities:
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Sponsor (Seller)
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Depositor
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Trustee                                                                X
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Issuing entity
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Master Servicer,  affiliated  Servicer,
                        other  Servicer  servicing 20% or more of
                        pool  assets  at  time of  report,  other
                        material servicers
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Certificate Administrator
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Originator   of  20%  or  more  of  pool
                        assets as of the Cut-off Date
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Custodian                                  X
 ----------- ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Item    1119    -    Affiliations     and
                        relationships   between   the   following
                        entities, or their respective affiliates,
                        that are material to Certificateholders:
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Sponsor (Seller)
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Depositor
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Trustee                                                                X
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Master Servicer,  affiliated  Servicer,
                        other  Servicer  servicing 20% or more of
                        pool  assets  at  time of  report,  other
                        material servicers
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Certificate Administrator
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Originator
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Custodian                                  X
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Credit Enhancer/Support Provider
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        Significant Obligor
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        ITEM  1122 -  ASSESSMENT  OF  COMPLIANCE                               X
                        WITH SERVICING CRITERIA
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------
                        ITEM   1123   -   SERVICER    COMPLIANCE
                        STATEMENT
------------ ---------- -----------------------------------------  ------------------ -------- --------------- ---------------


[TABLE CONTINUED]



------------ --------- ------------------------------------------ - ------------------ ------------- --------------------
                                                                                                     CERTIFICATE
FORM         ITEM      DESCRIPTION                                  DEPOSITOR          SPONSOR       ADMINISTRATOR
------------ ------------------------------------------------------ ------------------ ------------- --------------------
10-D Must be filed within 15 days of the distribution date for the asset-backed securities.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
             1         DISTRIBUTION AND POOL PERFORMANCE
                       INFORMATION
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       ITEM  1121(A)  -  DISTRIBUTION  AND  POOL
                       PERFORMANCE INFORMATION
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (1) Any applicable record dates, accrual
                       dates, determination dates for calculating
                       distributions   and  actual   distribution
                       dates for the distribution period.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (2) Cash flows received and the sources
                       thereof   for   distributions,   fees  and
                       expenses.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (3) Calculated amounts and distribution
                       of  the  flow  of  funds  for  the  period
                       itemized by type and  priority of payment,
                       including:
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                                (i) Fees or expenses accrued
                       and paid,  with an  identification  of the
                       general purpose of such fees and the party
                       receiving such fees or expenses.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                                (ii)  Payments  accrued  or paid
                       with  respect  to   enhancement  or  other
                       support   identified   in  Item   1114  of
                       Regulation AB (such as insurance  premiums
                       or other  enhancement  maintenance  fees),
                       with  an  identification  of  the  general
                       purpose  of such  payments  and the  party
                       receiving such payments.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                                (iii) Principal, interest and
                        other  distributions  accrued and paid on
                        the  asset-backed  securities by type and
                        by class or series and any  principal  or
                        interest shortfalls or carryovers.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                                (iv) The amount of excess cash
                        flow or excess spread and the disposition
                        of excess cash flow.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (4) Beginning and ending principal
                        balances of the asset-backed securities.

------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (5)  Interest  rates  applicable  to  the
                       pool   assets   and   the    asset-backed
                       securities,   as   applicable.   Consider
                       providing  interest rate  information for
                       pool      assets      in      appropriate
                       distributional   groups  or   incremental
                       ranges.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (6)  Beginning  and ending  balances  of
                       transaction  accounts,   such  as  reserve
                       accounts,  and material  account  activity
                       during the period.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (7) Any  amounts  drawn  on any  credit
                       enhancement or other support identified in
                       Item 1114 of Regulation AB, as applicable,
                       and the amount of coverage remaining under
                       any  such   enhancement,   if  known   and
                       applicable.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (8) Number  and amount of pool  assets at     Updated pool
                       the  beginning and ending of each period,    composition
                       and     updated     pool      composition    information
                       information,  such  as  weighted  average    fields to be as
                       coupon,  weighted average life,  weighted    specified by
                       average  remaining term, pool factors and    Depositor from
                       prepayment amounts.                          time to time
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (9) Delinquency and loss information for
                       the period.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                                In  addition, describe  any
                                material  changes to the
                                information  specified in
                                Item  1100(b)(5) of
                                Regulation AB regarding the
                                pool assets.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (10)  Information  on the amount,  terms
                       and general  purpose of any advances  made
                       or reimbursed during the period, including
                       the general use of funds  advanced and the
                       general     source     of    funds     for
                       reimbursements.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (11)   Any   material   modifications,
                       extensions or waivers to pool asset terms,
                       fees,  penalties  or  payments  during the
                       distribution    period    or   that   have
                       cumulatively become material over time.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (12) Material breaches of pool asset
                       representations orwarranties or
                       transaction covenants.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (13)  Information on ratio,  coverage or
                       other tests used for determining any early
                       amortization,    liquidation    or   other
                       performance   trigger   and   whether  the
                       trigger was met.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       (14)  Information   regarding  any  new            X
                       issuance of asset-backed securities backed
                       by the same asset pool,
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                             [information  regarding]  any  pool
                             asset   changes   (other   than  in
                             connection   with  a   pool   asset
                             converting  into cash in accordance
                             with its terms),  such as additions
                             or  removals in  connection  with a
                             prefunding or revolving  period and
                             pool   asset    substitutions   and
                             repurchases  (and  purchase  rates,
                             if  applicable),   and  cash  flows
                             available  for  future   purchases,
                             such   as  the   balances   of  any
                             prefunding  or revolving  accounts,
                             if applicable.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                             Disclose  any  material  changes in
                             the solicitation,  credit-granting,
                             underwriting,          origination,
                             acquisition   or   pool   selection
                             criteria    or    procedures,    as
                             applicable,   used  to   originate,
                             acquire  or  select  the  new  pool
                             assets.
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       ITEM 1121(B) -  PRE-FUNDING  OR REVOLVING    X
                       PERIOD INFORMATION

                       Updated pool information as required under
                       Item 1121(b).
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
             2         LEGAL PROCEEDINGS
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       Item  1117  -  Legal  proceedings  pending
                       against the following  entities,  or their
                       respective  property,  that is material to
                       Certificateholders,  including proceedings
                       known to be  contemplated  by governmental
                       authorities:
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       Sponsor (Seller)                                                X
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       Depositor                                    X
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       Trustee
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       Issuing entity                               X
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       Master Servicer,  affiliated  Servicer,
                       other  Servicer  servicing  20% or more of
                       pool  assets  at  time  of  report,  other
                       material servicers
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       Certificate Administrator                                                     X
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       Originator  of 20% or more of pool assets
                       as of the Cut-off Date
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
                       Custodian
------------ --------- ------------------------------------------   ------------------ ------------- --------------------
             3         SALES OF SECURITIES AND USE OF PROCEEDS
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                       INFORMATION FROM ITEM 2(A) OF PART II OF           X
                       FORM  10-Q:

                       With respect to any sale of  securities by
                       the sponsor,  depositor or issuing entity,
                       that are  backed by the same asset pool or
                       are   otherwise   issued  by  the  issuing
                       entity, whether or not registered, provide
                       the sales and use of proceeds  information
                       in Item  701 of  Regulation  S-K.  Pricing
                       information  can be omitted if  securities
                       were not registered.
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
             4         DEFAULTS UPON SENIOR SECURITIES
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                       INFORMATION  FROM  ITEM 3 OF  PART  II OF
                       FORM 10-Q:

                       Report  the  occurrence  of any  Event of
                       Default  (after  expiration  of any grace
                       period  and  provision  of  any  required
                       notice)
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
             5         SUBMISSION OF MATTERS TO A VOTE OF
                       SECURITY HOLDERS
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                       INFORMATION FROM ITEM 4 OF PART II OF
                       FORM 10-Q
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
             6         SIGNIFICANT OBLIGORS OF POOL ASSETS
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                       ITEM   1112(B)  -   SIGNIFICANT   OBLIGOR
                       FINANCIAL INFORMATION*
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                       *This information need only be reported on
                       the Form 10-D for the distribution  period
                       in which updated  information  is required
                       pursuant to the Item.
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
             7         SIGNIFICANT ENHANCEMENT PROVIDER
                       INFORMATION
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                       ITEM  1114(B)(2)  -  CREDIT   ENHANCEMENT
                       PROVIDER FINANCIAL INFORMATION*
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                             Determining  applicable  disclosure
                             threshold
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                             Obtaining     required    financial
                             information       or      effecting
                             incorporation by reference
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                       ITEM  1115(B) -  DERIVATIVE  COUNTERPARTY
                       FINANCIAL INFORMATION*
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                             Determining     current     maximum    X
                             probable exposure
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                             Determining  current   significance
                             percentage
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                             Obtaining     required    financial
                             information       or      effecting
                             incorporation by reference
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                       *This information need only be reported on
                       the Form 10-D for the distribution  period
                       in which updated  information  is required
                       pursuant to the Items.
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
             8         OTHER INFORMATION
------------ --------- ------------------------------------------ -------------------------------------------------------
                       DISCLOSE ANY INFORMATION REQUIRED TO BE
                       THE FORM 10-D BUT NOT REPORTED
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
             9         EXHIBITS
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                       Distribution report
------------ --------- ------------------------------------------   ------------------- -------------- ------------------
                       EXHIBITS   REQUIRED   BY   ITEM   601  OF    X
                       REGULATION    S-K,   SUCH   AS   MATERIAL
                       AGREEMENTS
------------ ------------------------------------------------------ ------------------- -------------- ------------------
8-K          Must be filed within four business days of an event
reportable on Form 8-K.
------------ ------------------------------------------------------ ------------------- -------------- ------------------
             1.01       ENTRY   INTO   A   MATERIAL   DEFINITIVE
                        AGREEMENT
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Disclosure is required  regarding  entry    X (if Master        X (if Master   X (if Master
                        into  or  amendment  of  any  definitive    Servicer is not a   Servicer is    Servicer is not
                        agreement   that  is   material  to  the    party)              not a party)   a party)
                        securitization,  even  if  depositor  is
                        not a party.

                        Examples:      servicing      agreement,
                        custodial agreement.

                        Note:  disclosure  not  required  as  to
                        definitive  agreements  that  are  fully
                        disclosed in the prospectus
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             1.02       TERMINATION  OF  A  MATERIAL  DEFINITIVE
                        AGREEMENT
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                       Disclosure    is    required     regarding
                       termination  of any  definitive  agreement
                       that  is  material  to the  securitization
                       (other than  expiration in accordance with
                       its  terms),  even if  depositor  is not a
                       party.

                       Examples:  servicing agreement,  custodial
                       agreement.
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             1.03       BANKRUPTCY OR RECEIVERSHIP
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Disclosure  is  required  regarding  the    X (if Master        X (if Master   X (if Master
                        bankruptcy or receivership,  if known to    Servicer is not a   Servicer is    Servicer is not
                        the  Master  Servicer,  with  respect to    party)              not a party)   a party)
                        any of the following:

                       Sponsor   (Seller),    Depositor,   Master
                       Servicer,   affiliated   Servicer,   other
                       Servicer  servicing  20% or  more  of pool
                       assets at time of report,  other  material
                       servicers,    Certificate   Administrator,
                       Trustee,   significant   obligor,   credit
                       enhancer   (10%  or   more),   derivatives
                       counterparty, Custodian
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             2.04       TRIGGERING EVENTS THAT ACCELERATE OR
                        INCREASE A DIRECT FINANCIAL OBLIGATION
                        OR AN OBLIGATION UNDER AN OFF-BALANCE
                        SHEET ARRANGEMENT
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Includes    an    early    amortization,
                        performance   trigger  or  other  event,
                        including  event of default,  that would
                        materially     alter     the     payment
                        priority/distribution       of      cash
                        flows/amortization schedule.

                       Disclosure  will be made of  events  other
                       than   waterfall    triggers   which   are
                       disclosed in the 6.07 statement
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             3.03       MATERIAL MODIFICATION TO RIGHTS OF
                        SECURITY HOLDERS
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Disclosure is required of any material
                        modification to documents defining the
                        rights of Certificateholders, including
                        the Pooling and Servicing Agreement
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             5.03       AMENDMENTS TO ARTICLES OF INCORPORATION
                        OR BYLAWS; CHANGE IN FISCAL YEAR
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Disclosure is required of any amendment     X
                        "to the governing documents of the
                        issuing entity"
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             5.06       CHANGE IN SHELL COMPANY STATUS
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        [Not applicable to ABS issuers]             X
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             6.01       ABS INFORMATIONAL AND COMPUTATIONAL
                        MATERIAL
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        [Not included in reports to be filed        X
                        under Section 3.18]
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             6.02       CHANGE OF SERVICER OR TRUSTEE
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Requires   disclosure  of  any  removal,
                        replacement,  substitution  or  addition
                        of  any  master   servicer,   affiliated
                        servicer,  other servicer  servicing 10%
                        or  more  of  pool  assets  at  time  of
                        report,    other   material   servicers,
                        certificate  administrator  or  trustee.
                        Reg AB disclosure about any new servicer
                        or trustee is also required.
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             6.03       CHANGE IN CREDIT ENHANCEMENT OR OTHER
                        EXTERNAL SUPPORT
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Covers  termination  of any  enhancement    X
                        in manner  other than by its terms,  the
                        addition   of  an   enhancement,   or  a
                        material   change  in  the   enhancement
                        provided.  Applies  to  external  credit
                        enhancements  as  well  as  derivatives.
                        Reg   AB   disclosure    about   any   new
                        enhancement provider is also required.
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             6.04       FAILURE TO MAKE A REQUIRED DISTRIBUTION
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             6.05       SECURITIES ACT UPDATING DISCLOSURE
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        If  any  material  pool   characteristic    X
                       differs  by 5% or  more  at  the  time  of
                       issuance  of  the   securities   from  the
                       description   in  the  final   prospectus,
                       provide  updated Reg AB  disclosure  about
                       the actual asset pool.
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                       If  there  are  any  new  servicers  or      X
                       originators required to be disclosed under
                       Regulation   AB  as  a   result   of   the
                       foregoing,  provide the information called
                       for in Items 1108 and 1110 respectively.
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             7.01       REGULATION FD DISCLOSURE                    X
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             8.01       OTHER EVENTS
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                       Any  event,   with   respect  to  which      X
                       information is not otherwise called for in
                       Form  8-K,  that the  registrant  deems of
                       importance to security holders.
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             9.01       FINANCIAL STATEMENTS AND EXHIBITS
------------ -----------------------------------------------------  ------------------- -------------- ------------------
10-K Must be filed within 90 days of the fiscal year end for the registrant.
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             9B         OTHER INFORMATION
------------ ---------- ----------------------------------------- -------------------------------------------------------
                        Disclose any information required to be
                        reported  on Form 8-K  during  the fourth
                        quarter  covered by the Form 10-K but not
                        reported
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
             15         EXHIBITS   AND    FINANCIAL    STATEMENT
                        SCHEDULES
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        ITEM  1112(B)  -   SIGNIFICANT   OBLIGOR
                        FINANCIAL INFORMATION
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        ITEM  1114(B)(2)  -  CREDIT  ENHANCEMENT
                        PROVIDER FINANCIAL INFORMATION
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                             Determining  applicable  disclosure
                             threshold
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                             Obtaining     required    financial
                             information       or      effecting
                             incorporation by reference
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        ITEM 1115(B) -  DERIVATIVE  COUNTERPARTY
                        FINANCIAL INFORMATION
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                             Determining     current     maximum    X
                             probable exposure
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                             Determining  current   significance
                             percentage
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                             Obtaining     required    financial
                             information       or      effecting
                             incorporation by reference
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Item  1117 -  Legal  proceedings  pending
                        against the following entities,  or their
                        respective property,  that is material to
                        Certificateholders, including proceedings
                        known to be  contemplated by governmental
                        authorities:
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Sponsor (Seller)                                                X
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Depositor                                   X
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Trustee
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Issuing entity                              X
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Master Servicer,  affiliated  Servicer,
                        other  Servicer  servicing 20% or more of
                        pool  assets  at  time of  report,  other
                        material servicers
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Certificate Administrator                                                      X
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Originator   of  20%  or  more  of  pool
                        assets as of the Cut-off Date
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Custodian
 ----------- ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Item    1119    -    Affiliations     and
                        relationships   between   the   following
                        entities, or their respective affiliates,
                        that are material to Certificateholders:
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Sponsor (Seller)                                                X
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Depositor                                   X
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Trustee
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Master Servicer,  affiliated  Servicer,
                        other  Servicer  servicing 20% or more of
                        pool  assets  at  time of  report,  other
                        material servicers
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Certificate Administrator                                                      X
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Originator
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Custodian
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Credit Enhancer/Support Provider
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        Significant Obligor
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        ITEM  1122 -  ASSESSMENT  OF  COMPLIANCE                                       X
                        WITH SERVICING CRITERIA
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------
                        ITEM   1123   -   SERVICER    COMPLIANCE
                        STATEMENT
------------ ---------- -----------------------------------------   ------------------- -------------- ------------------




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